UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        [X]

Pre-Effective Amendment No. ____                                                                                           [   ]

Post-Effective Amendment No. 14                                                                                             [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 14                                                                                                                    [X]

(Check appropriate box or boxes)

The Illington Funds

(Exact Name of Registrant as Specified in Charter)

NOTE: Name changed from Proactive Asset Allocation Funds effective October 24, 2005

427 Bedford Road, Suite 230

Pleasantville, New York 10570

(Address of Principal Executive Offices)

(636) 561-0100

(Registrant’s Telephone Number, including Area Code)

Jeffrey J. Unterreiner

3401 Technology Dr., Suite 200

Lake Saint Louis, MO  63367

(Name and Address of Agent for Service)

Copy to:

James B. Craver, Esq.

Seyfarth Shaw LLP

World Trade Center East

Two Seaport Lane, Suite 300

Boston, MA  02210

(617) 946-4952

It is proposed that this filing will become effective (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b)

[   ]  on (date) pursuant to paragraph (b)

[   ]  60 days after filing pursuant to paragraph (a)(1)

[   ]  on (date) pursuant to paragraph (a)(1)

[   ]  75 days after filing pursuant to paragraph (a)(2)

[   ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[   ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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CONTENTS

  ILLINGTON OPTI-flex® FUND

Investment Goal

p. 4

Main Strategies

p. 4

Main Risk Factors

p. 5

Who May Want to Invest

p. 6

Performance

p. 6

Annual Total Returns

p. 6

Fees and Expenses

p. 7

More Information about the Fund

p. 8

  JOHNSON ILLINGTON TACTICAL EQUITIES STRATEGY FUND

Investment Goal

p. 11

Main Strategies

p. 11

Main Risk Factors

p. 12

Who May Want to Invest

p. 12

Performance

p. 12

Fees and Expenses

p. 13

  MANAGEMENT OF THE FUNDS

Who Manages the Funds?

p. 13

How is the Trust Organized?

p. 15

How Does Taxation Affect a Fund and Its Shareholders?

p. 16

How to Read the Financial Highlights Table

p. 18

  SHAREHOLDER MANUAL

How to Buy Shares

p. 19

Distribution Fees

p. 22

How to Make Withdrawals (Redemptions)

p. 22

Transaction Policies

p. 23

Other Shareholder Services

p. 25

  MORE ABOUT RISK

Risk and Investment Glossary

p. 27

  FOR MORE INFORMATION

Where to learn more about the Funds

Back Cover

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ILLINGTON OPTI-flex® FUND (“OPTIX Fund”)  -- NASDAQ symbol: OPTIX

INVESTMENT GOAL

The OPTIX Fund seeks to provide an above Wilshire 5000 index average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting only of common stocks.

MAIN STRATEGIES

The OPTIX Fund pursues its investment goal through asset allocation among four different markets, and through the selection of specific investments within a given market. At least 65% of the OPTIX Fund's assets will be invested in open-end mutual funds.

The OPTIX Fund allocates its assets primarily through mutual funds among the following four markets:

•

long and short equity positions in domestic and foreign stocks of any capitalization

•

domestic and foreign bonds of any credit quality and duration

•

money market instruments and

•

gold (including other precious metals and minerals)

The manager may vary the percentage of the OPTIX Fund's assets allocated to each of these markets based upon the mix of these markets that the manager believes will most likely achieve the OPTIX Fund's investment goal.  In addition, the manager may explore opportunities in various asset subclasses.  There are no limits on the amount of the OPTIX Fund's assets, if any, that may be invested in each of these markets.

Normally, the OPTIX Fund invests in the following types of funds: U.S. emerging growth, blue chip, small capitalization stock funds and industry sector funds; international and global stock or bond funds; long/short funds; U.S. Government securities funds and high yield bond funds; gold and precious metals funds and money market funds.

In an effort to benefit from opportunities in both bull and bear markets, the manager may supplement the OPTIX Fund's long mutual fund or equity positions by investing in mutual funds that have sold stocks short. The OPTIX Fund itself may sell stocks short or it may assume short positions by investing in other mutual funds that are permitted to take such positions. The OPTIX Fund will buy stocks "long" or invest in mutual funds that buy stocks "long," that the manager believes will perform better than their peers.  The OPTIX Fund will sell stocks "short," or invest in mutual funds that sell stocks "short", that the manager believes will underperform their peers.  A "long" position is when the OPTIX Fund, or a mutual fund in which it invests, purchases a stock outright.  A "short" position is when the OPTIX Fund, or a mutual fund in which it invests, sells a security that it has borrowed.  The OPTIX Fund, or an underlying mutual fund in which it invests, will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock increases or decreases between the time it is sold and when the OPTIX Fund, or the underlying mutual fund in which it invests, replaces the borrowed security.

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MAIN RISK FACTORS

Normally, the OPTIX Fund is exposed to foreign markets through investment in one or more mutual funds owning foreign securities.  By investing in these mutual funds, the OPTIX Fund carries additional risks such as regulatory, political and currency risk.  These risks are heightened for underlying mutual funds that invest in developing countries, which may lack the established legal, business and social frameworks necessary to support securities markets. In addition, international investment involves additional risks pertaining to currency fluctuations, different accounting standards and political instability.

Because the OPTIX Fund invests at least 65% of its assets in other mutual funds, the value of your investment will fluctuate in response to the performance of the underlying mutual funds.

When the OPTIX Fund invests in mutual funds that own stocks, the value of your investment in the OPTIX Fund will fluctuate in response to stock market movements.

When the OPTIX Fund invests in mutual funds that own bonds, the value of your investment in the OPTIX Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of bond funds owned by the OPTIX Fund.

When the OPTIX Fund invests in mutual funds that invest in gold and other precious metals and minerals, the value of these underlying mutual funds can go down because of unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of gold and these other metals and minerals, and control over their sale; changes in U.S. or foreign tax, currency or mining laws; and trade restrictions between countries.

Occasionally the OPTIX Fund may invest in mutual funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, in which event an investment in the OPTIX Fund may be more volatile than investments in other mutual funds.  Short sales are speculative investments and will cause the OPTIX Fund to lose money if the value of a security sold short by the OPTIX Fund, or an underlying fund in which it invests, does not go down as the manager expects.

Investing through the OPTIX Fund in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results that would not arise if you invested directly in mutual funds that the OPTIX Fund owns.  By investing indirectly in mutual funds through the OPTIX Fund, you will bear not only your proportionate share of its expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying mutual funds, including any contingent deferred sales charges and redemption charges.  Finally, you may incur increased tax liabilities by investing in the OPTIX Fund rather than directly in the underlying funds.

If the manager does not accurately predict changing market conditions and other economic factors, the OPTIX Fund's assets might be allocated in a manner that is disadvantageous, resulting in a decrease in the value of the OPTIX Fund’s shares.

The underlying money market funds in which the OPTIX Fund may invest are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Although these underlying money market funds seek to preserve the value of an investment in them at $1.00 per share, it is possible for an investor to lose money by investing in these underlying money market funds.

As with any mutual fund, loss of money is a risk of investing in the OPTIX Fund.  Please read "More About Risk" carefully before investing.

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WHO MAY WANT TO INVEST

The OPTIX Fund may be appropriate for investors who:

•

are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times

•

are seeking to diversify their portfolio

•

are investing with a long-term horizon

•

are willing to accept higher short-term risk

•

are seeking access to markets that can be less accessible to individual investors

The OPTIX Fund may not be appropriate for investors who:

•

are investing to meet short-term financial goals

•

are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

•

are unwilling to accept an investment that may go down in value

PERFORMANCE

The bar chart and accompanying table shown below provide an indication of the risks of investing in the OPTIX Fund by showing changes in its performance from year to year since its inception in 1996, and by showing how its average annual returns for one year and since inception compare with those of a broad measure of market performance and an index of funds with similar investment objectives.  How the OPTIX Fund has performed in the past before and after taxes is not necessarily an indication of how it will perform in the future.

ANNUAL TOTAL RETURNS1

1 Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 37.27% (quarter ended December 31, 1999), and the lowest return for a quarter was (20.54)% (quarter ended December 31, 2001).

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Average Annual Total Returns
(for the periods ended				Since Inception
December 31, 2004)	Past One Year	Three Years	Five Years	(9/30/96)
The OPTIX Fund	16.50%	9.91%	- 7.62%	2.03%
Return after Taxes on Distributions[1]	16.50%	7.44%	- 9.94%	- 0.01%
Return after Taxes on Distributions and
Sale of OPTIX Fund Shares[1]	10.72%	6.78%	- 7.53%	- 0.01%
Dow Jones World Stock Index[2]	14.47%	6.59%	- 3.25%	5.06%
Morningstar's Average Asset
Allocation Fund[3]	8.48%	4.68%	2.14%

1After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

2The Dow Jones World Stock Index is a capitalization-weighted index consisting of companies traded publicly in select countries all over the world.  The Dow Jones World Stock Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

3Morningstar, Inc. monitors and rates mutual fund performance.  Morningstar’s Average Asset Allocation Fund index measures the performance of mutual funds categorized by Morningstar as asset allocation funds.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the OPTIX Fund.

SHAREHOLDER FEES (expenses deducted directly from your investment) [1]	Class A	Class C
Maximum Sales Charge (Load) imposed on Purchases
(as a percentage of the offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)	0.00%	1.00%[2]
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Annual Account Maintenance Fee (for accounts under $10,000)	$10.00	$10.00

ANNUAL FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	0.75%	0.75%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	1.00%
Other Expenses	0.65%[3]	0.65%[3]
Total Fund Operating Expenses	1.65%[3]	2.40%[3]

1  The Fund is subject indirectly to fees and expenses of underlying funds in which it invests.

2  A deferred sales charge applies only if redemption occurs less than one year from purchase.  See “How to Buy Shares” and “How to Make Withdrawals (Redemptions).”

3  The OPTIX Fund has executed an agreement with the manager, whereby the manager has agreed to assume responsibility for paying all expenses of the Fund (other than the advisory fee and the distribution fee) in consideration for receiving a “universal services fee” equal to 0.65% of the Fund's first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.

EXAMPLE OF HYPOTHETICAL FUND COSTS

The following example is intended to help you compare the cost of investing in the OPTIX Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the OPTIX Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that you reinvest all dividends and distributions, and that the OPTIX Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs of investing in the Fund would be:

YEAR	OPTIX FUND
	A	C
1	$168	$243
3	$520	$748
5	$897	$1,280
10	$1,995	$2,736

MORE INFORMATION ABOUT THE OPTIX FUND

How Does the OPTIX Fund Pursue Its Investment Goal?

Emphasis on Mutual Funds.  Normally, at least 65% of the OPTIX Fund's assets will be invested in mutual funds.  In addition, the OPTIX Fund has the flexibility to invest up to 25% of its assets in closed-end investment companies. However, it does so only on occasion and currently owns no closed-end funds. Also, up to 10% of assets may be invested in direct investments.  Direct investments are investments in securities other than mutual funds and closed-end funds, such as stocks, bonds, and money market instruments and repurchase agreements.

Generally, the OPTIX Fund may purchase:

•

no-load mutual funds, which are bought and sold without a sales charge or load

•

"institutional funds" that normally have lower expenses and higher investment minimums and

•

load mutual funds, if the load or sales charge is waived on purchases and sales by the OPTIX Fund (for certain exceptions to this policy, please see the Statement of Additional Information)

Asset Allocation.  The OPTIX Fund’s Sub-Adviser (see “Who Manages the Funds? - OPTIX Fund - Sub-Adviser”) allocates the OPTIX Fund's assets among the stock, bond, money market and gold market segments based upon the anticipated returns and risks of each of these market segments.  Some types of investments, such as balanced funds, which invest in both stocks and bonds, can fall into more than one of these market segments.  The OPTIX Fund may also make other investments that do not fall within these market segments.

In allocating assets among market segments, the Sub-Adviser will employ both fundamental and technical analysis to assess relative risk and reward potential throughout the financial markets, with the objective of providing you with the best opportunity for achieving an above average total return consistent with reduced risk over the long-term.  The OPTIX Fund's portfolio is expected to vary considerably among the various market segments as changes in economic and market trends occur.  The Sub-Adviser overweights market segments that it believes have above average market potential with below average market risk.  By allocating its investments in this manner, the OPTIX Fund believes it will not be exposed to the same degree of market risk as a mutual fund that invests in only one market segment.

In making asset allocation decisions, the Sub-Adviser will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns.  The Sub-Adviser will use database systems to help analyze past situations and trends, research in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select mutual funds, closed-end investment companies and individual securities, and its own credit analysis as well as credit analyses provided by rating services.

Asset Subclasses.  The asset allocation process is not limited to determining the degree to which the OPTIX Fund's assets should be invested in these different market segments.  The Sub-Adviser continually explores opportunities in various subclasses of assets:

•

geoeconomic considerations (for example, foreign versus domestic)

•

maturities of fixed income securities (for example, "short term" versus "long term")

•

market capitalization (for example, "blue chip" versus small capitalization)

•

sector rotation (for example, "high tech" versus industrial)

Selecting Funds.  The Sub-Adviser selects underlying funds in which to invest based, in part, on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative and risk-adjusted).  The Sub-Adviser also considers other factors in the selection of funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of its investment portfolio and current and expected portfolio holdings.  Many funds in which the OPTIX Fund invests may not share the same investment goal and investment limitations as the OPTIX Fund.  Normally, the Fund will invest its assets in mutual funds from several different mutual funds families, managed by a variety of investment advisers, and having a variety of different investment goals and strategies.

Types of Funds.  Normally, the OPTIX Fund invests in the following types of funds: U.S. emerging growth, blue chip, small capitalization stock funds and industry sector funds; international and global stock funds (including developed and emerging markets, regional funds and country specific funds) and international and global bond funds; long/short funds; U.S. Government securities funds and high yield bond funds; gold and precious metals funds and money market funds.  For a discussion about the risks of these funds and some of the securities that they hold, please read "More about Risk."

Stock Segment.  The OPTIX Fund may invest directly in, or in one or more stock funds owning, domestic and foreign equity securities including common stocks and warrants.  Common stocks, the most familiar type, represent an ownership interest in a corporation.  Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

The stock segment includes domestic and foreign equity securities of all types.  The Sub-Adviser seeks a high total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individuals stocks that the Sub-Adviser believes to have superior investment potential.  When the Sub-Adviser selects equity securities, it considers both growth and anticipated dividend income.  Securities in the stock segment may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

Bond Segment.  The OPTIX Fund may invest directly in, or in one or more bond funds owning, domestic and foreign debt securities.  Bonds and other debt securities are used by issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The bond segment includes all varieties of domestic and foreign fixed-income securities.  The Sub-Adviser will seek to maximize total return within the bond segment by adjusting the OPTIX Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities.  Securities in this segment may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities.  As with the money market segment, these securities may be denominated in U.S. dollars or foreign currency.  The Fund may also invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds").  In general, bond prices rise when interest rates fall, and fall when interest rates rise.  Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.  Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Money Market Segment.  The OPTIX Fund may invest directly in, or in one or more money market funds owning, money market securities.  Money market securities are high quality securities (rated in one of the two highest rating categories for short-term debt obligations) and present minimal credit risk.  They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, repurchase agreements and other financial institution obligations.  The money market segment includes all types of domestic and foreign securities.  These securities may be denominated in U.S. dollars or foreign currency.

Gold Segment.  The OPTIX Fund may invest directly in, or in one or more mutual funds owning, securities of companies engaged in exploration, mining, processing, distributing or dealing in gold or other precious metals and minerals.  In addition to investments directly in those securities or mutual funds, the Fund may invest in securities indexed to the price of gold or other precious metals.

Defensive Investments.  The Sub-Adviser of the OPTIX Fund, or the underlying funds in which it invests, may invest in a fully or partially defensive position when they believe it is appropriate to do so. When this happens, the Fund, or the underlying funds in which it invests, may increase their investment in government securities and other short-term securities without regard to the Fund's, or the underlying funds', investment restrictions, policies or normal investment emphasis. During such a period, the Fund, or the underlying funds in which the Fund invests, could be unable to achieve their investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with Securities and Exchange Commission rules.  High transaction costs could result from this frequent trading; however, because a significant portion of the Fund's assets are invested in no-load mutual funds, which do not charge commissions upon the purchase or sale of their shares, the Fund will pay less commissions than many mutual funds of similar size and portfolio turnover.  Trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from the Fund.

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JOHNSON ILLINGTON TACTICAL EQUITIES STRATEGY FUND (“JI TES Fund”)

INVESTMENT GOAL

The JI TES Fund seeks to provide an above S&P 500 index average total return over the long-term while exhibiting less investment risk as measured by standard deviation of returns over a three-year period.

MAIN STRATEGIES

Under normal market conditions, the JI TES Fund will invest in a portfolio of U.S. common stocks. It may also invest in fixed income securities, cash equivalents and other securities if the Fund’s Sub-Adviser (see “Who Manages the Funds? – JI TES Fund - Sub-Adviser”) believes that this is an appropriate strategy to achieve the JI TES Fund’s investment goals in a given market environment. Under normal market conditions the Sub-Adviser intends to maintain an allocation of at least 80% of portfolio assets in equity securities.  It is the Sub-Adviser’s objective to participate in rising market performance and protect capital in declining markets, thereby delivering better than benchmark return with lower volatility as measured by standard deviation.

The JI TES Fund pursues its investment goal through a portfolio structure that includes asset allocation (the percentage of assets allocated to equities, fixed income and cash), sector allocation (the percentage of equity assets that go to each of the ten sectors of the stock market), capitalization allocation (the percentage of equity assets allocated to large, mid-size and small companies), and stock orientation (the percentage of assets allocated to value issues and to growth issues). Collectively, these components make up Portfolio Structure.

The JI TES Fund seeks to determine meaningful trends in the financial markets as a means of determining appropriate asset allocations among asset classes. Because of its universal acceptance and historical value as a financial benchmark, the S&P 500 is the primary indicator used to determine the direction of trends in the financial markets. Based upon an evaluation of trend direction and strength, the Sub-Adviser determines appropriate weightings among the asset classes. The Sub-Adviser further refines its investment strategy by selecting appropriate companies (by sector, size, capitalization and orientation) which it believes are likely to outperform in the upcoming period.

Analysis of Federal Reserve policy, liquidity in domestic financial markets, cyclical economic signals, as well as proprietary indicators, combined with historical perspective and experience forms the final part of the process, attempting to confirm that the trends identified meet the Sub-Adviser’s tests for rationality and historical consistency.

Next, the Sub-Adviser selects individual stocks within the established Portfolio Structure. The Sub-Adviser first identifies equities that have maintained positive relative performance within positively trending markets. After identifying a stable of companies in a sector the Sub-Adviser attempts to identify the best investment opportunities in a sector. The Sub-Adviser studies and evaluates the business fundamentals first and only looks at those companies that it understands and that fall within its competence.  Certain of the selection criteria that the Sub-Adviser seeks include consistent operating history, strong and passionate management that have real ownership in the company, favorable long-term company and business outlook, and clearly defined competitive advantages surrounding the business.

The Sub-Adviser believes that having a sell discipline and following it is critical to long-term performance. Selling companies in the portfolio that deteriorate helps the JI TES Fund preserve capital. The Sub-Adviser sells its holdings when individual companies deteriorate fundamentally or technically and/or market conditions dictate changes in Portfolio Structure are necessary to preserve capital.

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MAIN RISK FACTORS

The value of your investment will fluctuate in response to stock market movements. To the extent that the JI TES Fund may invest in higher risk securities, it will encounter additional risks that could adversely affect its performance. Other factors may affect the market price and yield of the JI TES Fund’s portfolio securities, including investor demand and domestic and worldwide economic conditions. Specific risks include the following:

Small company risk: Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term.  Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.  In general, the smaller the company, the greater its risks.

Interest rate risk: The risk that changes in interest rates will adversely affect the value of an investor's securities.  When interest rates rise, the value of fixed-income securities will generally fall.  Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.  Longer-term securities are subject to greater interest rate risk.

Credit risk: The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Sector focus risk: This risk occurs when a significant portion of the JI TES Fund's assets are invested in a relatively small number of related industries.  The Fund will not concentrate more than 25% of its total assets directly in any one industry.  However, if the Fund invests in underlying funds that concentrate investments in one or a small number of related industries, the Fund will have the risks arising from sector focus.

As with any mutual fund, loss of money is a risk of investing in the JI TES Fund.  Please read "More About Risk" carefully before investing.

WHO MAY WANT TO INVEST

The JI TES Fund may be appropriate for investors who:

•

are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times

•

are seeking to diversify their portfolio

•

are investing with a long-term horizon

•

are willing to accept higher short-term risk

•

are seeking access to markets that can be less accessible to individual investors

The JI TES Fund may not be appropriate for investors who:

•

are investing to meet short-term financial goals

•

are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

•

are unwilling to accept an investment that may go down in value

PERFORMANCE

The JI TES Fund is a newly organized fund and does not yet have one year of performance history.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the JI TES Fund.

SHAREHOLDER FEES (expenses deducted directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) imposed on Purchases
(as a percentage of the offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)	0.00%	1.00%(1)
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Annual Account Maintenance Fee (for accounts under $10,000)	$10.00	$10.00

ANNUAL FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	0.75%	0.75%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	1.00%
Other Expenses	0.65%(2)	0.65%(2)
Total Fund Operating Expenses	1.65%(2)	2.40%(2)

_____________________________

1 A deferred sales charge applies only if redemption occurs less than one year from purchase.  See “How to Buy Shares” and “How to Make Withdrawals (Redemptions).”

2 The Sub-Adviser has agreed to assume responsibility for paying all expenses of the Fund (other than the advisory fee and the distribution fee) in consideration for receiving a “universal services fee” equal to 0.65% of the JI TES Fund's first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.

EXAMPLE OF HYPOTHETICAL FUND COSTS

The following example is intended to help you compare the cost of investing in the JI TES Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the JI TES Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that you reinvest all dividends and distributions, and that the JI TES Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs of investing in the Fund would be:

YEAR	TACTICAL EQUITIES STRATEGY FUND
	A	C
1	$168	$243
3	$520	$748
5	$897	$1,280
10	$1,995	$2,736

WHO MANAGES THE FUNDS?

The Board.  The Board of Trustees oversees the management of the Illington Funds (the "Trust") and elects its Officers.  The Officers are responsible for the Trust’s and the Funds’ day-to-day operations. Information concerning the Trustees and Officers of the Trust appears in the Statement of Additional Information.

The Investment Adviser.  Illington Fund Management, LLC (“Illington”), serves as investment adviser pursuant to separate investment advisory agreements with each Fund under the terms of which Illington supervises and assists in the management of each Fund and furnishes it, either directly or through one or more sub-advisers, with a continuous investment management program. Illington has been registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 since December 9, 2004.  Illington was registered on March 24, 2003 with the Commodity Futures Trading Commission as a commodity trading adviser and commodity pool operator and is a member of the National Futures Association.

Illington owns interests in two subsidiary companies: Illington Partners LLC (100% interest) and Johnson Illington Advisors LLC, Sub-Adviser to the JI TES Fund (controlling interest).  Illington Partners functions as a distribution arm of Illington and makes no investment decisions.  Johnson Illington Advisors is described below.  Illington also designs and structures multi-manager, multi-strategy alternative investment products and invests and advises in excess of $1.5 billion in client assets through managed accounts, fund vehicles, and consulting agreements. Illington has its principal offices at 427 Bedford Road, Pleasantville, NY.

OPTIX Fund

Sub-Adviser - PROACTIVE Money Management, Inc. (“Proactive” or in certain contexts “manager”) serves as investment sub-adviser to the OPTIX Fund pursuant to an investment sub-advisory contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund’s investment policies and restrictions.  The Sub-adviser has been registered with the SEC as an investment adviser since July 14, 1994, and manages approximately $40 million in assets.  The Sub-adviser has provided investment advisory services to the Fund since October, 2005. The Sub-adviser has its principal offices at 3401 Technology Dr., Suite 200, Lake Saint Louis, MO  63367-2599.

Portfolio Manager. Jeffrey J. Unterreiner is the OPTIX Fund’s portfolio manager and has served in that capacity since February 28, 2002, first as co-manager and, since August 9, 2002, as sole manager. His primary business experience during the past five years has been as a principal of the Trust’s former investment adviser and its distributor and as Trustee, Chairman and President of the Trust. Effective with the date hereof, he serves as President of the Fund’s Sub-Adviser and is a Vice President of the Trust, but is no longer a Trustee. Mr. Unterreiner is a graduate of the University of Missouri—St. Louis, where he majored in Business Administration, and a veteran of over 15 years in the financial services industry. See the Statement of Additional Information for additional information about his compensation, other accounts he manages and his ownership of shares of the Fund.

Management Fee.  During its most recent fiscal year, the OPTIX Fund paid a management fee totaling 0.75% of its average daily net assets.  For more information about management fees, please see "Investment Adviser and Manager" in the Statement of Additional Information.

JI TES Fund

Sub-Adviser.  Johnson Illington Advisors, LLC (“Johnson” or in certain contexts “manager”) serves as sub-adviser to the JI TES Fund pursuant to an investment sub-advisory agreement under the terms of which it has agreed to provide portfolio management services in connection with Illington’s investment advisory activities and within the limitations of the Fund’s investment policies and restrictions. Johnson has been registered with the Securities and Exchange Commission as an investment adviser since January 3, 2005.  Johnson manages over $600 million of equity, fixed income and cash investments for individual and institutional clients and serves as a consultant to over $900 million in institutional assets.  Fifty-one percent of Johnson is owned by the Manager; employees of Johnson Illington Advisors own the remainder. The principal office of Johnson is located at 677 Broadway, Albany, NY  12207.

Portfolio Manager.  Hugh Johnson serves as Chairman of Johnson Illington Advisors.  In that capacity he manages over $600 million of equity, fixed income and cash investments for individual and institutional clients.  Additionally, his team serves as a consultant to over $900 million in institutional assets.  Mr. Johnson also serves as a Consulting Investment Strategist to First Albany Companies.  Hugh has served on the Board of Directors of First Albany Companies Inc. since 1985.  He is an economic advisor to the Chairman of the New York State Assembly Committee on Ways and Means and is a Director of the New York State Business Development Corporation, Security Mutual Life Insurance Company and Nye, Parnell and Emerson.  He is a visiting Professor of Finance at Rensselaer Polytechnic Institute.  In addition, Mr. Johnson serves on several other state and community boards.  He received an A.B. from Dartmouth College, an M.A. from Southern Methodist University, and has recently been awarded the degree of Honorary Doctor of Humane Letters from Albany College of Pharmacy. See the Statement of Additional Information for additional information about his compensation, other accounts he manages and his ownership of shares of the Fund.

Management Fee.  The Fund will pay Illington a management fee at the rate of 0.75% of the first $500 million of average daily net assets and 0.65% of such assets over $500 million.  For more information about management fees, please see "Investment Adviser and Manager" in the Statement of Additional Information.

HOW IS THE TRUST ORGANIZED?

Each Fund is an open-end management investment company that is a series of the Trust. The Board of Trustees of the Trust oversees each Fund’s activities.  The Board retains various companies to carry out each Fund’s operations, including the investment adviser, custodian, transfer agent and others.  The Board has the right, and the obligation, to terminate a Fund’s relationships with any of these companies and to retain a different company if the Board believes it is in the shareholders' best interests.  At a mutual fund's inception, the initial shareholder (typically the investment adviser) appoints the fund's board.  Thereafter, the board and the shareholders determine the board's membership.  The Board of the Trust may include individuals who are affiliated with the investment adviser, a sub-adviser and/or a distributor.

The Funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees").

Portfolio Trades

In placing portfolio trades, a manager may use brokerage firms that market Fund shares, but only when the manager believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.  As long as the manager believes a brokerage firm can provide this combination, it may consider research and related services when choosing a brokerage firm.  In appropriate cases, a manager may instruct a brokerage firm to use a portion of the commissions received from a Fund to reduce Fund expenses. A manager may not compensate a brokerage firm for the promotion or sale of Fund shares by directing brokerage business to it except in compliance with SEC Rule 12b-1(h). The Trust has adopted policies and procedures pursuant to that Rule.

Investment Goals

None of the Funds' investment goals are fundamental, and they may be changed without shareholder approval.

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Diversification

Each Fund is diversified, which means it may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company.  However, this does not prevent the Fund from investing more than 5% of its assets in one mutual fund or other investment company.

HOW DOES TAXATION AFFECT A FUND AND ITS SHAREHOLDERS?

How Does a Fund Earn Income and Gains?

A Fund may earn dividends and interest (the "income") on its investments.  When it sells a security for a price that is higher than it paid, it has a gain.  When it sells a security for a price that is lower than it paid, it has a loss.  If it has held the security for more than one year, the gain or loss will be a long-term capital gain or loss.  If it has held the security for one year or less, the gain or loss will be a short-term capital gain or loss.  A Fund's gains and losses are netted together, and, if it has a net gain, that gain will generally be distributed to you.

Taxation of a Fund’s Investments

A Fund invests your money in the securities that are described above for the OPTIX Fund under "Main Strategies" and "How Does the OPTIX Fund Pursue Its Investment Goal?" and for the JI TES Fund under “Main Strategies”.  Special tax rules may apply in determining the income and gains that a Fund earns on its investments.  These rules may, in turn, affect the amount of distributions that the Fund pays to you.  These special tax rules are discussed in the Statement of Additional Information.

Taxation of the Funds.  As a regulated investment companies, the Funds generally pay no federal income tax on the income and gains distributed to you.

Taxation of Shareholders

What is a Distribution?

As a shareholder, you will receive your share of a Fund's income and gains on its investments in securities.  Its income and short-term capital gains that are paid to you are taxed as ordinary dividends.  Its long-term capital gains that are paid to you are taxed as capital gain distributions. If it pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital.  These amounts, taken together, are what we call the Fund's distributions to you.  In general, any dividends and net short-term capital gain distributions you receive from the fund are taxable as ordinary income.  Distributions of other capital gains generally are taxable as long-term gains.  A Fund pays dividends from its net investment income on an annual basis and distributes capital gains, if any, annually.

Distributions.  Distributions from a Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. Such distributions may be taxable at different rates depending on the length of time the Fund holds its assets.   A Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year.  This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year.  The Internal Revenue Service requires you to report these amounts on your income tax return for the prior year.

Distributions to Retirement Plans.  Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.  Special rules apply to payouts from Roth and Education IRAs.

Dividends-Received Deduction.  Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a Fund.

Buying a Dividend.  Purchasing Fund shares in a taxable account shortly before a distribution is known as "buying a dividend."  In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it.  In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the Fund shares.  The risk in buying a dividend is that the Fund may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit.  We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

Dividend Reinvestments.  Most investors have their Fund dividends reinvested in additional shares of that Fund.  If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.  Alternatively, you can choose to have a check for your dividends mailed to you.  However, if the check is not deliverable, your dividends will be reinvested.

Redemptions

What is a Redemption?

A redemption is a sale by you to the Fund of some or all of your shares in that Fund.  The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

If you redeem your shares in a Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in a Fund within 30 days before or after your redemption or exchange.

U.S. Government Interest.  Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions.  A Fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

Non-U.S. Investors.  Ordinary dividends generally will be subject to U.S. income tax withholding.  Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares.  Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax.  You may wish to contact your tax adviser to determine the U.S. and non-U.S. tax consequences of your investment in the Fund.

State Taxes.  Ordinary dividends and capital gain distributions that you receive from a Fund, and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax.  The holding of Fund shares may also be subject to state and local intangibles taxes.  You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in a Fund.

Backup Withholding.  By law, a Fund must withhold 31% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 31% of your distributions if you are otherwise subject to backup withholding.

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HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

OPTIX FUND

The OPTIX Fund began calendar year 2004 with a net asset value (price) of $5.88 per share.  During the year, the Fund lost ($0.06) per share from investment income (interest and dividends less operating expenses) and gained $1.03 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

The investment loss ($0.06 per share) plus the net gains from investments ($1.03 per share) resulted in a share price of $6.85 at the end of the year. This was an increase of $0.97 per share (from $5.88 at the beginning of the year to $6.85 at the end of the year).  For a shareholder who reinvested the distributions in the purchase of more shares, the total return was a gain of 16.50% for the year.  As of December 31, 2004, the OPTIX Fund had approximately $4,462,000 in net assets. For the year, its net expense ratio was 2.27% ($22.70 per $1,000 of net assets); and its net investment loss amounted to 1.03% of its average net assets. Its turnover rate, which indicates the lesser of securities it sold or purchased during 2004 divided by its average monthly portfolio value (less short-term securities), was 33.46%.

Financial Highlights

The financial highlights table is intended to help you understand the OPTIX Fund's financial performance for the past 5 years.  Certain information reflects financial results for a single fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) (assuming reinvestment of all dividends and distributions).  Information for the fiscal years 2000 through 2003 has been audited by other auditors.  Information for the fiscal year ended December 31, 2004 has been audited by Cohen McCurdy, Ltd., independent auditors, whose report, along with the OPTIX Fund's financial statements, is included in the annual report, which is available upon request.

	(Unaudited)
Selected data for a share outstanding throughout the period:	1/1/2005		1/1/2004		1/1/2003		1/1/2002	1/1/2001		1/1/2000
	to		to		to		to	to		to
	6/30/2005		12/31/2004		12/31/2003		12/31/2002	12/31/2001		12/31/2000

Net Asset Value - Beginning of Period	$ 6.85		$ 5.88		$ 4.56		$ 6.19	$ 8.95		$ 15.80

Net Investment Income/(Loss) (1)	(0.05)	*	(0.06)	*	(0.04)	*	0.49	0.07	*	(0.18)
Net Gains or Losses from Investments (realized and unrealized)	0.18		1.03		1.36		(1.21)	(2.61)		(4.46)
Total from Investment Operations	0.13		0.97		1.32		(0.72)	(2.54)		(4.64)

Distributions (From Net Investment Income)	0.00		0.00		0.00		(0.91)	0.00		(0.62)
Distributions (From Capital Gains)	0.00		0.00		0.00		0.00	(0.22)		(1.59)
Total Distributions	0.00		0.00		0.00		(0.91)	(0.22)		(2.21)

Net Asset Value - End of Period	$ 6.98		$ 6.85		$ 5.88		$ 4.56	$ 6.19		$ 8.95

Total Return (3)	1.90%		16.50%		28.95%		-11.59%	-28.36%		-29.36%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 4,942		$ 4,462		$ 3,363		$ 2,018	$ 8,961		$ 14,382
Ratio of Expenses to Average Net Assets (2)	2.36%	**	2.27%		2.29%		2.19%	1.23%		2.32%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	-1.50%	**	-1.03%		-0.81%		-1.31%	0.97%		-1.36%
Ratio of expenses to Average Net Assets, before
reimbursement and voluntary fee reductions (2)	2.40%	**	2.40%		2.40%		4.09%	3.06%		2.52%
Portfolio Turnover Rate	79.99%	**	33.46%		146.05%		2077.74%	957.96%		1915.88%

(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) These ratios exclude the expenses of the underlying registered investment companies in which the Fund invests.
(3) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends.
* Per share amounts were calculated using the average share method.
** Annualized.

SHAREHOLDER MANUAL

HOW TO BUY SHARES

Minimum Investment.  The minimum investment to open an account in each Fund is $1,000, except an Individual Retirement Account (IRA) which has a $500 minimum. You may make subsequent investments in any account in amounts of at least $100.

Annual Maintenance Fee.  The Funds may deduct an annual maintenance fee of $10 from each account with a value of less than $10,000.  It is expected that accounts will be valued on the first trading day following April 30 of each year.  The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.

Opening an Account.  You may open an account and make an investment by purchasing shares through brokerage firms having sales agreements with Illington Capital Inc., the Fund’s distributor (the “Distributor”).  A minimum investment of $1,000 ($500 for an IRA) is required to establish an account in each Fund.  The minimum for subsequent investments in a Fund is $100.

You may also purchase shares directly from each Fund by submitting a check.  In the case of a new account, fill out the New Account Application accompanying this Prospectus.  A check payable to the Fund must accompany your New Account Application.  You may make payments by check or federal reserve draft payable to the Fund. Please send your completed application to the following address: The Illington Funds, c/o Mutual Shareholder Services, 8869 Brecksville Rd., Brecksville, OH  44141.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction.  All orders for the purchase of shares are subject to acceptance or rejection by the Fund or by the distributor.  Direct purchase orders received by Mutual Shareholder Services, by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct purchase orders received by Mutual Shareholder Services after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.

Wire orders for shares of the Fund received by dealers prior to 4:00 p.m., Eastern time, and received by Mutual Shareholder Services before 5:00 p.m., Eastern time on the same day, are confirmed at that day's public offering price.  Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.  It is the dealer's obligation to place the order with Mutual Shareholder Services before 5:00 p.m., Eastern time, and to forward payment to U.S. Bank, N.A., the custodian for the Fund.

If the wire order is for a new account, you must telephone the Fund prior to making your initial investment.  Call 1-888-587-3539. Advise the Fund of the amount you wish to invest and obtain an account number and instructions.

No stock certificates will be issued.  Instead, Mutual Shareholder Services will establish an account for each investor, and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of the Fund and credited to such account.

The Fund will not permit purchases until it receives the New Account Application in good order.

Subsequent Investments.  You may make subsequent investments in the Funds by mailing a check payable to the Illington OPTI-flex® FUND or TACTICAL EQUITIES STRATEGY FUND.  Please include your account number on the check and mail as follows:

Illington Funds

c/o Mutual Shareholder Services

8869 Brecksville Rd.

Brecksville, OH  44141

You may also make subsequent investments by bank wire as described above.  You must notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

Purchasing Shares.

Choosing a Share Class.  Each Fund offers a choice of two classes of Fund shares:  A and C classes.  There are a number of factors in deciding the class of shares that is best for you.  These factors would include the amount you plan to invest and how long you plan to hold the shares.  It is recommended you consult your financial adviser as to which share class is most appropriate for you.  The following is a summary of the differences between the two classes of shares.

A Shares

One time initial sales charge of up to 5.75%.

Lower sales charges available for investments of 50,000 or more.

Lower ongoing distribution fees than C Shares.

No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge).

C Shares

No up front initial sales charge when you buy your shares.

Contingent deferred sales charge (CDSC) of 1% if shares are redeemed within 12 months of purchase.

Higher ongoing distribution fees than A Shares.

Due to an investor’s ability to purchase shares at their net asset value (NAV) for investments in the amount of $1,000,000 or more, a Fund will generally not accept purchase orders of this level for C Shares.

Class A Shares:

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.  The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above	*	*	*

*  There is no initial sales charge on purchases of $1,000,000 or more of Class A shares.  However, you will pay a 1% contingent deferred sales charge on shares redeemed within 12 months after purchase.  The Distributor may pay a dealer commission on such purchases from its own resources.  When you purchase A Shares directly from a Fund (and not through a broker), the Distributor retains the entire sales charge.

Class A Sales Charge Reductions:

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent:  An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent.  However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation:  A purchase of shares may qualify for a cumulative quantity discount.  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.  If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Class A Sales Charge Waivers:

The Funds may sell Class A shares without an up-front sales charge to:

o

trustees, directors, officers, employees (including retirees) of the Funds, the Investment Adviser or Sub-Investment Advisers, the Distributor and their affiliates for themselves or certain members of their family; trusts, pension, profit-sharing or other plans for the benefit of directors, officers, employees (including retirees) of the Funds, the Investment Adviser or Sub-Investment Advisers, the Distributor and their affiliates, and certain members of their families;

o

authorized broker-dealers and financial institutions and certain employees (including their spouses and children) of such dealers and institutions;

o

qualified employee benefit plans, payroll deduction plans and 501(c)(3) non-profit organizations; and

o

any broker-dealer, financial institution or other qualified firm which does not receive commissions for selling shares to its clients.

Please refer to the SAI for detailed program descriptions and eligibility requirements. Additional information is available by calling 1-888-776-2284. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Class C Shares:

The shares are sold at net asset value without an initial sales charge, but if you redeem within one year of purchase (the "CDSC Period") a contingent deferred sales charge ("CDSC") equal to 1.00% of the lesser of the current market value or the cost of the shares being redeemed will apply.  No CDSC will be imposed on shares acquired by reinvestment of distributions.  In determining whether a CDSC is applicable, it will be assumed that a redemption is made first of shares derived from reinvestment of distributions, second of shares purchased, but no longer subject to a CDSC, and third of shares redeemed within one year of purchase.  The shares bear an asset based service fee of 0.25% and a Rule 12b-1 fee of 0.75%.  The shares provide the benefit of putting all of your dollars to work from the time you make the investment.  All CDSC's imposed on redemptions are paid to the distributor.  When you purchase C Shares directly from a Fund (and not through a broker), the Distributor retains t he asset based sales charge.

Sales Charge Waivers:  The Fund may waive the CDSC on redemption following your death, or if you become unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in your death or be of long-continued and indefinite duration.  The Fund may also waive the CDSC when the total amount of your redemptions do not exceed 10% of your purchases.  See "Other Shareholder Services - Systematic Withdrawal Program."

In addition, the Fund may waive the CDSC on the redemption of shares owned by banks, bank trust departments, savings and loan associations, federal and state credit unions, trust companies, and broker-dealers, either in their fiduciary capacities or for their own accounts, that have been purchased pursuant to a special agreement with the distributor.  These financial institutions and broker-dealers may charge fees to you for purchases of shares for which the CDSC has been waived.

DISTRIBUTOR AND DISTRIBUTION FEES

Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares.  Each Fund has adopted distribution and service plans.  Under each Fund’s Plan related to the Class A Shares, the Fund will pay the distributor, an annual fee of up to 0.25%, of the average daily net assets of the respective Fund’s Class A Shares. Under each Fund’s Plan related to the Class C Shares, the Fund will pay the distributor an annual distribution (12b-1) fee of 0.75% of Fund assets and an annual service fee of 0.25% of Fund assets of the respective Fund’s Class C Shares.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees are used primarily to offset initial and ongoing commissions paid to brokerage firms for selling shares of the Fund.  The distributor may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses.  Service fees are used primarily to reimburse brokerage firms for providing personal services to Fund shareholders and maintaining shareholder accounts.  The distributor may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

In addition, Illington, the Sub-Advisers, the Distributor and their affiliates may make substantial payments to dealers or other financial intermediaries related to distribution and sales support activities out of their own resources including the profits from advisory fees received from the Fund.  Some of these distribution related payments may be made to dealers or financial intermediaries for marketing promotional related expenses.  These payments are often referred to as “revenue sharing” payments.  In some circumstances, these revenue sharing payments may create an incentive for a financial adviser, its employees or associated persons to recommend or sell shares of a Fund to you.  Please contact your financial adviser for details about these payments it may receive.

HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

You may redeem shares and withdraw funds at net asset value per share less, any applicable CDSC.  There are no redemption fees. (See "Transaction Policies.")

By Mail -- You may redeem shares by mailing a written request to Illington Funds, c/o Mutual Shareholder Services, 8869 Brecksville Rd., Brecksville, OH  44141.  To protect you and the Fund against fraud, your signature on a redemption request for more than $2,500 must have a signature guarantee from an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association).  We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

Amounts withdrawn are mailed without charge to the address printed on your account statement.

By Bank Wire -- You may redeem up to $50,000 worth of shares by telephone or by placing a wire redemption through your brokerage firm.  Amounts redeemed by bank wire will be mailed to the address printed on your account statement. Wire redemptions must be in excess of $1,000.  Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by Mutual Shareholder Services before 5:00 p.m., Eastern time on the same day, are confirmed at that day's net asset value per share.  Direct wire redemption requests must be received by 4:00 p.m., Eastern time, to be confirmed at that day's net asset value.

When Redemptions Are Effective -- Redemptions are made at the net asset value per share (less any applicable CDSC) next determined after receipt by Mutual Shareholder Services of a redemption request in good order.  (See "Transaction Policies.")  Payment is normally made within five days after the redemption request.

TRANSACTION POLICIES

Valuation of Shares.  The net asset value per share (NAV) for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the Fund's net assets by the number of its shares outstanding.

The assets of the OPTIX Fund consist primarily of underlying mutual funds, which are valued at their respective NAV's.  The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund.  Underlying money market funds with portfolio securities with a remaining maturity of 13 months or less and a weighted average maturity not exceeding 90 days may use the amortized cost to value their securities.  Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost which approximates market value.

The JI TES Fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of the Trust.  Debt securities with a remaining maturity of 13 months or less and a weighted average maturity not exceeding 90 days may be valued at amortized cost.  Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost which approximates market value.

Execution of Requests.  Each Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

At times of peak activity, it may be difficult to place requests by phone.  During these times, consider sending your request in writing.

In unusual circumstances, the Funds may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

Telephone Transactions.  For your protection, telephone requests may be recorded in order to verify their accuracy.  In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information.  If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call.  Proceeds from telephone transactions can only be mailed to the address of record.

Sales in Advance of Purchase Payments.  When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds to you until your purchase payment clears.  This may take up to fifteen days after the purchase.

Short-Term Trading Policy.

Short-Term Trading Generally. The Funds discourage short-term or excessive trading, and intend to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Adviser, a Sub-adviser or transfer agent such trading may interfere with the efficient management of the Funds' portfolios, may materially increase the Funds' transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Funds and their shareholders.

Short-Term Trading Consequences. If information regarding your trading activity in the Funds or another fund is brought to the attention of an adviser or the funds' transfer agent and based on that information the Funds or their agents in their sole discretion conclude that your trading may be detrimental to the Funds as described in this short-term trading policy, the Funds may temporarily or permanently bar your future purchases into the Funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Funds and any other mutual fund).

In considering an investor's trading activity, the Funds may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Funds, in other mutual funds, or in accounts under common control or ownership.

Short-Term Trading Through Financial Intermediaries. You are an investor subject to this policy whether you are a direct shareholder of the Funds or you are investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan, such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the fund for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the Funds' short-term trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds' short-term trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' short-term trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds' short-term trading policy.

Risks from Short-Term Trading. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of a Fund's portfolio, increase its transaction costs, administrative costs and taxes and/or impact performance.

In addition, if the nature of a Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in small-cap securities and other types of investments which may not be frequently traded.

The Funds will seek to reduce the risk of short-term trading by selectively reviewing on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this short-term trading policy.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds' shareholders. There is no assurance that the Funds or their agents will gain access to any or all information necessary to detect short-term trading in omnibus accounts. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect short-term trading, the Funds cannot represent that such trading activity can be completely eliminated.

Revocation of Short-Term Trading Trades. Transactions placed in violation of the Funds' short-term trading policy are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next business day following receipt by the Funds.

OTHER SHAREHOLDER SERVICES

Automatic Account Builder: This program offers you a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares.  Under the program, regular investments of $100 or more will be deducted from your checking or savings account and invested in shares of the Fund.  Your bank must be a member of the Automated Clearing House (ACH).  To sign up, complete the Automatic Account Builder section of your New Account Application.  There is no additional charge for this service.

Systematic Withdrawal Program: This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually.  To sign up, complete the appropriate section of your New Account Application. Your should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

Withdrawals under this program from your account will be subject to any CDSC that applies, with the following exception.  No CDSC will be charged on an amount that does not exceed 10% annually of the "initial account value" -- the value of your account at the time you elect to participate in this program.

You may make additional investments and may change or stop the program at any time.  There is no charge for this program.

Exchange Privilege:  You can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of the Fund into the same class of another Fund from the Illington fund family.  You may request your exchange by contacting your financial representative.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any account established through an exchange will generally have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges although you may be charged a sales load when exchanging into a fund with a higher one.

Reinvestment Privilege:  You can reinvest up to the number of Class A shares you redeemed within 45 days after redemption at the current share price without any sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once.

Shareholder Accounts

Each Fund maintains an account for you in full and fractional shares.  The Fund may reject any purchase order and may waive minimum purchase requirements.

Confirmation Statements -- All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.  In addition, you will receive a quarterly account statement which contains a summary of transactions for the quarter as well as dividend reinvestment information.  Quarterly statements are mailed promptly after the last business day of the quarter.

Accounts With Low Balances.  The Funds may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made.  The Funds may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum.  Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in your account to $1,000 ($500 for an IRA).

MORE ABOUT RISK

Each Fund's risk profile is largely defined by the Fund's principal securities and investment practices.  You may find the most concise description of the Fund's risk profile in the Fund summary at the beginning of this Prospectus.

Each Fund is permitted to use – within limits established by the trustees – certain other securities and investment practices that have higher risks and opportunities associated with them.  Likewise, the OPTIX Fund is permitted to invest in other mutual funds that own securities and use investment practices that have higher risks and opportunities associated with them.  To the extent that a Fund, or the mutual funds in which the OPTIX Fund invests, use these securities or practices, the Fund's overall performance may be affected, either positively or negatively.  On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them.  The Funds follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that a Fund will earn income or show a positive total return over any period of time – days, months or years.

RISK AND INVESTMENT GLOSSARY

Asset-backed Securities are securities backed by unsecured debt, such as credit card debt; these securities are often guaranteed or over-collateralized to enhance their credit quality.  Credit and interest rate risks are the principal risks.

Borrowing and Reverse Repurchase Agreements refer to a loan of money from a bank or other financial institution undertaken by the Fund or underlying funds in which the Fund invests.

Common Stock is a share of ownership (equity) interest in a company.

Companies with Limited Operating Histories are securities issued by companies that have been in continuous operation for less than three years.  Sometimes called "unseasoned" issuers.  Market, liquidity and information risks are the principal risks.

Convertible Securities are debt or equity securities which may be converted on specified terms into stock of the issuer.  Market, interest rate, prepayment and credit risks are the principal risks.

Correlation Risk occurs when the Fund, or underlying funds in which the Fund invests, "hedge" – uses one investment to offset the Fund's, or the underlying funds', position in another.  If the two investments do not behave in relation to one another the way the manager expects them to, then unexpected results may occur.

Credit Risk means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency Contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

•

Hedged.  Currency, hedged leverage, correlation, liquidity, opportunity risks are the principal risks.

•

Speculative.  Currency, speculative leverage, liquidity risks are the principal risks.

Currency Risk happens when the Fund, or the underlying funds in which the Fund invests, buy or sell a security denominated in foreign currency.  Foreign currencies "float" in value against the U.S. dollar.  Adverse changes in foreign currency value can cause investment losses when the Fund's, or the underlying funds', investments are converted to U.S. dollars.

Defensive Measures may be taken when the manager of the Fund, or the underlying funds in which the Fund invests, believes it is warranted due to market conditions.  When this happens, the Fund, or the underlying funds in which the Fund invests, may increase their investment in government securities and other short-term securities without regard to the Fund's, or the underlying funds', investment restrictions, policies or normal investment emphasis.  As a result, the Fund, or the underlying funds in which the Fund invests, could be unable to achieve their investment objectives. Opportunity risk is the principal risk.

Diversification means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company.  A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund's share price. The Fund is a diversified fund, although it may invest more than 5% of its assets in one mutual fund.  If this underlying mutual fund performs poorly, this could negatively affect the Fund's share price.  The Fund may invest in non-diversified funds.

Extension Risk means the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Financial Futures and Options; Securities and Index Options are contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index.

•

Futures and related options.  Interest rate, currency, market, hedged or speculative leverage, correlation, liquidity, opportunity risks are the principal risks.

•

Options on securities and indices.  Interest rate, currency, market, hedged or speculative leverage, correlation, liquidity, credit, opportunity risk are the principal risks.

Foreign Securities are issued by foreign governments or companies located outside of the United States.  The Fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S.  Market, currency, transaction, liquidity, information and political risks are the principal risks.

Forward Foreign Currency Contracts are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.  Market, opportunity and leverage risks are the principal risks.

Hedging Risk comes into play when the Fund, or the underlying funds in which the Fund invests, use a security whose value is based on an underlying security or index to "offset" the Fund's or the underlying funds' position in another security or currency.  The objective of hedging is to offset potential losses in one security with gains in the hedge.  But a hedge can eliminate or reduce gains as well as offset losses.  (Also see  "Correlation Risk.")

Illiquid and Restricted Securities are securities which, by rules of their issue or by their nature, cannot be sold readily.  These include illiquid Rule 144A securities. Market, liquidity and transaction risks are the principal risks.

Information Risk means that information about a security or issuer may not be available, complete, accurate or comparable.

Interest Rate Risk is the risk that changes in interest rates will adversely affect the value of an investor's securities.  When interest rates rise, the value of fixed-income securities will generally fall.  Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.  Longer-term securities are subject to greater interest rate risk.

Investment Grade Bonds are rated BBB (Standard & Poor's) or Baa (Moody's) or above.  Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.  Interest rate, prepayment, market and credit risks are the principal risks.

Leverage Risk is associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.  If the Fund invests in underlying funds that use leverage, it will have the risks arising from the use of leverage.

•

Hedged – when a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be offset by gains on the hedged investment, and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

•

Speculative – To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative.  Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity Risk occurs when investments cannot be sold readily.  The Fund, or the underlying funds in which the Fund invests, may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Long/Short Funds are mutual funds or closed end investment companies that can take long and/or short positions in equity and/or debt securities of U.S. and foreign companies.  Long/Short funds buy equity and/or debt securities "long" that they believe will perform better than their peers.  Long/Short funds sell equity and/or debt securities "short" that they believe will underperform their peers.  A long position is when the Long/Short Fund purchases equity and/or debt securities outright.  A short position is when the Long/Short Fund sells an equity and/or debt security that it has borrowed with the expectation that the market price will drop and that the security will be able to be bought back at a lower price at a later date.  Market, hedged leverage, speculative leverage, correlation, liquidity and opportunity risks are the principal risks.

Management Risk is the risk that a strategy used by the Fund's management may fail to produce the intended result.  Common to all mutual funds.

Market Capitalization is the total current market value of a company's outstanding common stock.

Market Risk exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

Mortgage-backed Securities are securities backed by pools of mortgages, including pass-through certificates, PACs, TACs and other senior classes of collateralized mortgage obligations (CMOs).  Credit, extension, prepayment, liquidity, interest rate risks are the principal risks.

Non-investment Grade Debt Securities – debt securities rated below BBB/Baa, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities. Companies issuing lower-rated securities are not as strong financially as those with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. The market price of lower-rated securities may fluctuate more than higher-rated securities, and lower-rated securities may be less liquid than higher-rated securities. Credit, market, interest rate, liquidity, valuation, information risks are the principal risks.

Opportunity Risk means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

Participation Interests are securities representing an interest in another security or in bank loans.  Credit, interest rate, liquidity, valuation risks are the principal risks.

Political Risk comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment Risk is the risk that, as interest rates fall, borrowers are more likely to refinance their debts.  As a result, the principal on certain fixed income securities, including mortgage-backed securities, may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

Repurchase Agreements means the purchase of a security that must later be sold back to the issuer at the same price plus interest.  The Fund may invest up to 10% of its assets directly in repurchase agreements and may invest in other funds that own repurchase agreements.  Credit risk is the principal risk.

Sector Focus occurs when a significant portion of the Fund's assets are invested in a relatively small number of related industries.  The Fund will not concentrate more than 25% of its total assets directly in any one industry.  However, if the Fund invests in underlying funds that concentrate investments in one or a small number of related industries, the Fund will have the risks arising from sector focus.  Sector focus may increase both market and liquidity risk.

Short Sales means the selling of securities which have been borrowed on the expectation that the market price will drop and that the securities will be able to be bought back at a lower price at a later date.

•

Hedged.  Hedged leverage, market, correlation, liquidity, opportunity risks are the principal risks.

•

Speculative.  Speculative leverage, market, liquidity risks are the principal risks.

Short-Term Trading means selling a security soon after purchase.  If the Fund engages in short-term trading, you will have higher turnover and transaction expenses.  Short-term trading may also result in short-term capital gains.  Upon the distribution to you of any net short-term capital gains from the Fund, you will be taxed at ordinary tax rates.  The Fund engages in short-term trading more than most mutual funds.  Market risk is the principal risk.

Securities Lending means the lending of securities to financial institutions, which provide cash or government securities as collateral. The Fund cannot engage in securities lending, but underlying funds in which the Fund invests may.  Credit risk is the principal risk.

Small and Mid-sized Company Securities are securities issued by small or mid-sized companies, as measured by their market capitalization.  Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term.  Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.  In general, the smaller the company, the greater its risks.  Market, liquidity and information risks are the principal risks.

Structured Securities means indexed and/or leveraged mortgage-backed and other debt securities, including principal-only and interest-only securities, leveraged floating rate securities and others.  These securities tend to be highly sensitive to interest rate movements and their performance may not correlate to these movements in a conventional fashion.  Credit, interest rate, extension, prepayment, market, speculative leverage, liquidity, valuation risks are the principal risks.

Transaction Risk means that the Fund, or the underlying funds in which the Fund invests, may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

When Issued Securities and Forward Commitments involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.  Market, opportunity and leverage risks are the principal risks.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds.  The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

Annual and Semiannual Reports

These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

Information about each Fund (including its SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090.  Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C.  20549-0102.

To request a free copy of the current annual/semi-annual report or SAI, request other information about the Fund, or make shareholder inquiries, please write, call or E-mail us at:

Illington Funds

427 Bedford Road, Suite 230
Pleasantville, NY 10570

1-888-776-2284 or 636-561-0100

Website:  www.illington.com

ILLINGTON FUNDS

ILLINGTON OPTI-flex® FUND

JOHNSON ILLINGTON TACTICAL EQUITIES STRATEGY FUND

Statement of Additional Information Dated November 7, 2005

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the Prospectus of the Illington Funds dated November 7, 2005.  A copy of the Prospectus may be obtained from the Funds, c/o Mutual Shareholder Services, 8869 Brecksville Rd., Brecksville, OH  44141, or by calling: 1-888-587-3539.  Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

TABLE OF CONTENTS

Page

Description of the Trust

2

Investment Policies and Related Matters

3

General

3

The OPTIX Fund’s Portfolio

3

The JI TES Fund’s Portfolio

4

Investment Restrictions

4

Additional Investment Strategies and Risks

6

Portfolio Turnover

18

Purchase and Sale of Portfolio Securities

18

Valuation of Fund Portfolio Securities

20

Total Return Before Taxes

20

Average Annual Total Return After Taxes on Distributions

21

Average Annual Total Return After Taxes on Distributions

          and Sale of Fund Shares

22

Additional Purchase and Redemption Information

24

Distributions and Taxes

24

Investment Adviser and Sub-advisers

26

Officers and Trustees

28

The Distributor

33

Proxy Voting Procedures

34

Disclosure of Portfolio Holdings

35

Additional Information

35

Principal Holders of Outstanding Shares

36

Financial Statements

36

Investment Adviser

Transfer Agent

Illington Fund Management LLC

Mutual Shareholder Services, LLC

Distributor

Sub-advisers

Illington Capital, Inc.

PROACTIVE Money Management, Inc.

Johnson Illington Advisors, LLC

#

DESCRIPTION OF THE TRUST

General.  The Trust was organized as a Massachusetts business trust on May 3, 1996.  Each Fund is a diversified open-end management company and a series of the Trust.  The Trust's offices are at 427 Bedford Road, Pleasantville, NY.  The business and affairs of the Trust are under the direction of its Board of Trustees.

The Fund has retained the services of Illington Fund Management LLC (the “Adviser”) as investment adviser for each Fund.  PROACTIVE Money Management, Inc. (a “Sub-adviser”) acts as investment sub-adviser to the Illington OPTI-flex® Fund (the “OPTIX Fund”). Johnson Illington Advisors, LLC (a “Sub-adviser”), a majority owned subsidiary of the Adviser, acts as investment sub-adviser to the Johnson Illington Tactical Equities Strategy Fund (the “JI TES Fund”).

Shares of Beneficial Interest. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in the Trust's existing funds and to create additional funds.  All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued.  All shares are issued as full or fractional shares. All shares have certain voting and dividend rights, but do not have preemptive or conversion rights.

A fraction of a share has the same rights and privileges as a full share.  Each Fund of the Trust issues its own series of shares of beneficial interest.  The shares of each Fund represent an interest only in the Fund's assets (and profits or losses), and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of the Fund.  The Trust's Board of Trustees may authorize the creation of additional series under the Declaration of Trust, each of which would invest its assets in separate, individually managed portfolios.

Each full or fractional share has a proportionate vote.  On some issues, such as the election of Trustees, all shares of the Trust vote together as one series.  On an issue affecting a particular Fund, only its shares vote as a separate series.  An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.  In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of any other Fund.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate fractional votes for fractional shares held.  A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote.  Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund.  There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.  Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose.  The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.  Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

The Trust or a Fund may be terminated upon the sale of its assets to another open-end management investment company if approved by vote of the holders of a majority of the shares of the Trust or that Fund (when such sale is recommended by the Trustees). The Trust or a Fund may be terminated upon liquidation and distribution of its assets if approved by the Trustees or by vote of the holders of a majority of the shares of the Trust or the Fund.  If not so terminated, the Trust and each Fund will continue indefinitely.

Trustee Liability.  The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

The investment policies set forth below in this section represent each Fund's policies as of the date of this Statement of Additional Information.  The investment policies are not fundamental and they may be changed by the Trustees of the Trust without shareholder approval.  (No such change would be made, however, without 30 days written notice to shareholders.)

Because each Sub-adviser intends to employ flexible asset allocation investment strategies when market trends are not considered favorable, the Sub-adviser may occasionally change the entire portfolio of its Fund.  High transaction costs could result when compared with other funds.

THE OPTIX FUND’S PORTFOLIO

The Sub-adviser will select mutual funds for inclusion in the Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Fund.

The Sub-adviser utilizes a dynamic asset allocation strategy for deciding when to invest in mutual funds or alternatively in other investments such as are described below.

In purchasing shares of other mutual funds, the Fund will agree to vote the shares in the same proportion as the vote of all other holders of such shares.

The Fund has adopted certain investment restrictions, which cannot be changed except with the vote of a majority of the Fund's issued and outstanding shares.  These restrictions are described elsewhere in this Statement of Additional Information.

The Fund may invest in common stocks based upon the criteria described in its investment objectives.  The Fund may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market instruments.  The Fund may engage in hedging transactions to the extent and for the purposes set forth in the Fund's Prospectus.

The Sub-adviser may not buy all of these instruments or mutual funds or use all of these techniques unless it believes that they are consistent with the Fund's investment objective and policies.

The Fund diversifies across investment types more than most mutual funds.  However, like any other mutual fund, the Fund does not constitute a complete investment program. While the Fund invests in stock, bond, money market and gold mutual funds and other securities in varying proportions, investors should not construe the Fund as a balanced investment program offering relatively stable allocations among these asset classes.  Because the allocation strategy of the Sub-adviser may, at certain times, result in a portfolio with a primary emphasis on stock mutual funds, the Fund may from time to time exhibit a level of volatility which is more consistent with a stock portfolio than a balanced portfolio.  However, over the long-term, the volatility of the Fund's total return is expected to be less than that of a stock portfolio.

Investors should also be aware that the investment results of the Fund depend upon the Sub-adviser 's ability to anticipate correctly the relative performance and risk of stocks, bonds, money market instruments and gold.  Historical evidence indicates that correctly timing portfolio allocations among these market segments has been a difficult strategy to implement.  While the Sub-adviser has experience in active asset allocation, there can be no assurance that the Sub-adviser will correctly anticipate relative asset class performance in the future on a consistent basis.  The Fund's short-term investment results would suffer, for example, if only a small portion of the Fund's assets were allocated to stock mutual funds during a significant stock market advance, or if a major portion of its assets were allocated to stock mutual funds during a market decline.  Likewise, the Funds' short-term investment results would also suffer if the Fund were substantially invested in bond mutual funds at a time when interest rates increased.

THE JI TES FUND’S PORTFOLIO

The Sub-adviser will select individual equity, debt and short term/money market instruments for inclusion in the Fund portfolio.  It is anticipated that the Sub-adviser will also use exchange traded funds (ETF’s) and exchange trade futures to execute its asset allocation, sector, capitalization and value/growth allocation decisions.  These instruments will be employed as “fine tuning” instruments to effect the Sub-adviser’s model recommendations.  Equity holdings may include allocations to small and mid-capitalization securities.  Allocation to various sectors of market capitalization will be based largely on the Sub-adviser’s allocation models.  Holdings in these capitalization sectors will be required to meet minimum trading requirements in order to insure trading flexibility for the Sub-adviser to initiate and exit these positions.

The Sub-adviser will use fixed income strategies when called for by its allocation models to provide risk reduction through diversification.  These allocations are also expected to add to the income and capital appreciation component of the Fund.  Holdings in the fixed income sector will be focused on but not limited to investment grade securities.  The maturity of fixed income holdings will vary based on the Sub-adviser’s allocation model and the fundamental analysis of business and market cycle analysis.  Extending fixed income portfolio duration increases the risk of price volatility within this portion of the Fund.

Investors should also be aware that the investment results of the Fund depend upon the Sub-adviser’s ability to anticipate correctly the relative performance and risk of stocks, bonds and money market instruments.  Historical evidence indicates that correctly timing portfolio allocations among these market segments has been a difficult strategy to implement.  While the Sub-adviser has experience in active asset allocation, there can be no assurance that the Sub-adviser will correctly anticipate relative asset class performance in the future on a consistent basis.  The Fund's short-term investment results would suffer, for example, if only a small portion of the Fund's assets were allocated to equities or equity linked investments during a significant stock market advance, or if a major portion of its assets were allocated to equities or equity linked investments during a market decline.  Likewise, the Fund’s short-term investment results would also suffer if the Fund were substantially invested in long duration fixed income investments at a time when interest rates increased.

INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Trust with respect to the Funds as fundamental policies.  Under the Investment Company Act of 1940 (the "1940 Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which means the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Vote").  The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities.  Whenever a Fund is requested to vote on a change in the investment restrictions, the Trust will hold a meeting of the Fund shareholders and will cast its votes as instructed by the shareholders.

As a matter of fundamental policy, no Fund may:

(1)  issue senior securities, except as permitted under the 1940 Act;

(2)  borrow money, except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3)  underwrite securities issued by others, except to the extent that it may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities;

(4)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent it from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(5)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent it from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(6)  invest more than 25% of the value of its total assets in any industry or group of industries other than open-end investment companies (U.S. Government Securities are not subject to this limitation); or

(7)  lend any security or make any other loan; however, this limitation does not apply to purchases of debt securities or to repurchase agreements.

The following investment limitations of each Fund are not fundamental and may be changed without shareholder approval.

(i)  The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain at no added cost securities identical to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(ii)  The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iii)  The Fund may borrow money only from a bank, or from a registered investment company or portfolio for which Illington Fund Management, LLC. or an affiliate serves as investment adviser if an applicable exemptive order has been granted. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(iv)  The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(v)  The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under limitation (iv) would exceed 15% of the fund's net assets.

(vi)  The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

(vii)  The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets.  Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

(viii)  The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

(ix)  The Fund will not invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements, instruments evidencing loans of securities, or except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund’s registration statement.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Normally, at least 65% of the OPTIX Fund's assets will be invested in mutual funds. However, up to 25% of the Fund's assets may be invested in closed-end investment companies and up to 10% of the Fund's assets may be invested in direct investments.  Direct investments are investments in securities other than mutual funds and closed-end investment companies, such as stocks, bonds, and money market instruments and repurchase agreements.

The JI TES Fund will normally be directly invested in stocks, bonds, money market instruments, repurchase agreements and other securities. The Fund may invest up to 10% of the Fund’s assets in open-end, closed-end or exchange traded funds.

Therefore, except as otherwise expressly provided herein, the following discussion of investment strategies, risks and limitations pertain to both mutual funds, closed-end investment companies and direct investments purchased by the Funds; and securities purchased by underlying funds in which the Funds invests.  Any percentage limitations apply to the Funds and may or may not apply to underlying funds in which the Funds invest.

Investment in Open-End Investment Companies. The Funds may purchase "no-load" mutual funds, which are bought and sold without a sales charge, "institutional funds" that normally have below average expenses and higher minimum investment amounts, and "load" mutual funds, but only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Funds.  However, when the Sub-adviser believes it is appropriate, the Funds may also purchase mutual funds that charge a redemption fee or contingent deferred sales charge of up to 2% for short-term sales of one year or less; provided, however, in no event may more than 50% of the Fund's total assets be subject to such a redemption fee or contingent deferred sales charge.  The underlying mutual funds in which the Funds invest may incur distribution expenses in the form of 12b-1 fees.

An investor in the Funds should recognize that he may invest directly in mutual funds and that by investing in mutual funds indirectly through the Funds, he will bear not only his proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying mutual funds.

The Funds, together with any "affiliated persons" as defined in the 1940 Act  may purchase only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying funds, the Funds' ability to invest fully in shares of those funds is restricted, and the Sub-adviser must then in some instances, select alternative investments that would not have been its first choice.

In the event a Fund holds more than one percent (1%) of an underlying fund's shares, the 1940 Act provides that the underlying fund will be obligated to redeem only one percent (1%) of the underlying fund's outstanding shares during any period of less than 30 days.  To the extent that, due to this restriction, the Fund is unable at its discretion to dispose of shares of an underlying fund, the Fund would not be able to protect itself against a decline in value of such shares during the period such restrictions remains in effect.

If an open-end investment company in which the Funds invest requests a shareholder vote, the Fund will either (i) seek instructions from its shareholders with regard to the voting of all proxies issued by the open-end investment company and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the open-end investment company in the same proportion as the vote of all other shareholders of the open-end investment company.

The Sub-adviser has no control over, or day-to-day knowledge of, the investment decisions of the underlying funds.  It is possible that the management of one underlying fund may be purchasing a particular security at or near the same time that the Sub-adviser or the management of another underlying fund is selling the same security. This would result in an indirect expense to the Funds without corresponding economic or investment benefit.

Investment in Closed-End Investment Companies.  The OPTIX Fund may invest up to 25% (10% for the JI TES Fund) of its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below.  The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a Sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund.  Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission.  Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets.  Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market.  The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value per share, the difference representing the "market premium" and the "market discount" of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease.  In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of that fund’s shares.  Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds.  The Funds may also invest in preferred shares of closed-end funds.

Leverage and Concentration.  Although the Funds may normally invest in a number of underlying mutual funds, this practice will not eliminate investment risk. To the extent that the Funds invest in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Funds will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

Delayed-Delivery Transactions.  The Funds may buy and sell securities on a delayed-delivery or when issued basis. These transactions involve a commitment by the Funds to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Funds may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Funds assume the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Funds' other investments. If the Funds remain substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations.  When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The Funds may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

Exposure to Foreign Markets. The Funds are normally exposed to foreign markets.  The Funds may invest in one or more mutual funds owning foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations.  The Funds do not have a limitation on the amount of Fund assets that may be invested in foreign securities. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated.  There is no assurance that the manager will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for investing in U.S. securities. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADR's) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADR's are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADR's continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

Hedging Strategies.  The Funds may engage in hedging transactions in carrying out their investment policies. When a Sub-adviser expects a period of significant market decline, part or all of the Fund's assets may be hedged and/or liquidated and reinvested in money market instruments or funds until the Sub-adviser determines that there no longer exists a significant risk of substantial market decline. In hedging the Fund's portfolio assets, the Funds may, subject to certain restrictions, purchase and sell (write): (a) options on stocks and stock indices, stock index futures and options thereon, (b) options on U.S. Government Securities, futures contracts on U.S. Government Securities and options on futures contracts on commodities indices, currencies and currency indices.  Any options written by the Funds must be fully "covered" options.  In addition, in hedging the Fund's portfolio assets, the Funds may invest in mutual funds that the Sub-adviser expects to perform inversely to the market.

Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index.  Accordingly, financial futures contracts or related options used by the Funds to implement its hedging strategies are considered derivatives.  The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.  They do not necessarily increase risk, and may in fact reduce risk.

The Funds expect that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that these hedging strategies will be utilized on a timely basis or that the Funds will be able to realize this objective.

Foreign Currency Transactions.  The Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Funds may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds. The Funds may also use indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency.  For example, if a fund held investments denominated in Deutschemarks, the fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the Sub-adviser’s skill in analyzing and predicting currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency's value rose at a time when the Sub-adviser had hedged a fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Sub-adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Sub-adviser increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Sub-adviser's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Asset Coverage for Futures and Options Positions.  The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Combined Positions.  The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes.  Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts.  When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500 Stocks (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Funds' exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures contracts involve some risk. It is possible that the contract(s) selected by the Sub-adviser will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful.

Futures Margin Payments.  The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM) when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds' investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Limitations on Futures and Options Transactions.  The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums.

A Fund will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in its Fund, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund.  However, underlying funds in which a Fund invests may engage in such transactions for speculative purposes.

For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Fund. All futures transactions for the Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by a Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Funds will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by a Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting Fund assets that arise during periods when the assets are not fully invested in securities.

The Funds may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

The above limitations on the Funds investments in futures contracts and options, and the Funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts.  There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Funds' access to other assets held to cover its options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies.  Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs. OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options.  By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Fund will lose the entire premium it paid.  If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.   When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument. in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, each Sub-adviser determines the liquidity of the Fund's investments and, through reports from the Sub-adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Sub-adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and over-the-counter options. Also, the Sub-adviser may determine some restricted securities, and emerging market securities to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Indexed Securities.  The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. The Sub-adviser will use its judgment in determining whether indexed securities should be treated as money market instruments, bonds, stocks, or as a separate asset class for purposes of the Fund's investment allocations, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

Lower-Quality Debt Securities. Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default.  The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the Funds’ ability to dispose of these securities.

Since the risk of default is higher for lower-quality debt securities, the Sub-adviser's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for each Fund, its Sub-adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Funds may choose, at their expense or in conjunction with others, to pursue litigation or otherwise to exercise their rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Repurchase Agreements.  In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The securities purchased by the Fund are used to collateralize the repurchase obligation. As such, they are held in an account of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the Funds’ current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-adviser.

Portfolio Securities Lending. A Fund may lend its portfolio securities pursuant to agreements requiring that the loans be continuously secured by liquid securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed 30 percent of the Fund's total assets. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the collateral. However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Sub-adviser to be of good standing and when, in the judgment of the Sub-adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Short Sales.  The Funds may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if a Sub-adviser anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Funds currently intend to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

When a Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

Zero Coupon Bonds.   Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Funds takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Sub-adviser’s response to market conditions.  The portfolio turnover rates of the OPTIX Fund for the years ended December 31, 2003 and 2004 were 146.05% and 33.46% respectively.

In a Sub-adviser’s opinion, it may be in the best interest of the Fund to change its portfolio to a fully or partially defensive position at various times during the year.  This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with Securities and Exchange Commission rules. High transaction costs could result when compared with other funds. However, because a significant portion of the OPTIX Fund’s assets are invested in no-load mutual funds, which do not charge commissions upon the purchase or sale of their shares, the Fund will pay less commissions than many mutual funds of similar size and portfolio turnover.  Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

Each Sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below.  The Sub-adviser is also responsible for the placement of transaction orders for other accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Sub-adviser considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

The Funds may execute portfolio transactions with broker-dealers who provide research and execution services to the Funds or other accounts over which a Sub-adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement).

The receipt of research from broker-dealers that execute transactions on behalf of the Funds may be useful to a Sub-adviser in rendering investment management services to a Fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Sub-adviser in carrying out its obligations to a Fund. The receipt of such research does not reduce the Sub-advisers’ normal independent research activities; however, it enables the Sub-adviser to avoid the additional expenses that could be incurred if the Sub-adviser tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, the Sub-adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Sub-advisers’ overall responsibilities to the Fund and its other clients. In reaching this determination, the Sub-adviser will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what position of the compensation should be related to those services.

Each Sub-adviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds to the extent permitted by law.  The Sub-adviser may use research services provided by and place agency transactions with the Distributor, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

The Sub-adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Sub-adviser under which the broker-dealer allocates a portion of the commissions paid by the Funds toward payment of the Funds’ expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts that they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized the Sub-advisers to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Fund's Trustees periodically review the Sub-advisers’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

From time to time, the Trustees will review whether the recapture for the benefit of the Funds of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable. The Funds seek to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each Fund to seek such recapture.

During the year ended December 31, 2004, the OPTIX Fund paid $0 in commissions on the purchase and sale of securities ($0 in 2003; $0 in 2002).

VALUATION OF FUND PORTFOLIO SECURITIES

Securities listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business.  If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker.  Shares of underlying funds are valued at their respective published net asset values at the end of the day.  Common stocks and other equities are valued at the closing price. Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit, commercial paper, etc.) are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.  Fixed income securities are priced at the current quoted bid price.  However, U.S. Government Securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities.  The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.  Portfolio securities for which market quotations are not readily available are valued by the Sub-adviser in good faith at its own expense under the direction of the Trustees.

Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities.  Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

TOTAL RETURN BEFORE TAXES

Each Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders.  Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index, Dow Jones World Stock Index or other various unmanaged indices or results of other mutual funds or investment or savings vehicles.  A Fund’s investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below.  From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

A Fund may provide period and average annualized "total return" quotations.  A Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period.  Period total return may be annualized. Average annual total return smoothes out variations in performance and takes into account any applicable contingent deferred sales charges.

An annualized total return is a compounded total return, which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested.  An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment. When applicable, the periods of time shown will be for a one-year period, a five-year period, a ten-year period (or relevant portion thereof) and since inception.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the Fund's expenses.  In addition, during certain periods for which total return quotations may be provided, a Sub-adviser may have voluntarily agreed to waive portions of its fees or reimburse Fund operating expenses on a month-to-month basis.  Such waivers will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers are in effect.

Examples of the total return calculation for a Fund will assume a hypothetical investment of $1,000 at the beginning of each period.

It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)n  =  ERV

P = initial investment of $1,000

T = average annual total return

n = Number of years

ERV = ending redeemable value at the

end of the base period

OPTIX FUND:

Total Return Before Taxes
Since Inception
(For the Period
	1-Year Period	5-Year Period	September 30, 1996
	Ended	Ended	through
	December 31, 2004	December 31, 2004	December 31, 2004)
Average Total Return	16.50%	(7.62%)	2.03%

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

A Fund’s sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. For the OPTIX Fund the average annual total returns after taxes on distributions for the indicated periods ended December 31, 2004, were:

		Since Inception
1 YEAR (%)	5 YEARS (%)	September 30, 1996 (%)
16.50%	(9.94%)	(0.01%)

The following SEC formula was used to calculate these figures:

P(1+T)n = ATVD

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

N = number of years

ATVD  = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

A Fund’s sales literature and advertising commonly refer to this calculation as the Funds’ after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. For the OPTIX Fund the average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2004, were:

		Since Inception
1 YEAR (%)	5 YEARS (%)	September 30, 1996 (%)
10.72%	(7.53%)	(0.01%)

The following SEC formula was used to calculate these figures:

P(1+T)n = ATVDR

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

All redemptions in kind will be of readily marketable securities.  If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.

Automatic Account Builder.  An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of a Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of a Fund.  The investor's bank must be a member of the Automatic Clearing House System.  Stock certificates are not issued to Automatic Account Builder participants.

Further information about these programs and an application form can be obtained from the Distributor.

Systematic Withdrawal Program.  A systematic withdrawal plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the offering price.  The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended).  Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current net asset value of reinvested dividends, they may be subject to the contingent deferred sales charge.  See "How to Buy Shares" and "Other Shareholder Services" in the Prospectus.

Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value.  The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment.  The plan may be terminated at any time.

Withdrawal payments should not be considered as dividends, yield or income.  If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes.  In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to the withdrawal of the Fund's shares.  Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

DISTRIBUTIONS AND TAXES

The Internal Revenue Code of 1986 imposes on each Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year.  In addition, the Tax Reform Act of 1986 (the "Tax Act") provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December.  Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed.  However, under the Tax Act, a Fund is permitted to make distributions up to February 1 and have them apply to the previous tax year.  The Funds expect to make such a distribution in future years. Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares.  Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them.

A shareholder is taxed on capital gains and income realized by a Fund, regardless of the length of time he has been a shareholder.  Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution.  The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date.  In the case of some mutual funds this effect can be substantial.  In the case of the Funds, which are more likely to change their portfolios and therefore tend not to realize large capital gains accumulated over a long period of time, the effect is not expected to be substantial.

The Funds are required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders.  In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

Distributions. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Fund may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Fund with alternate instructions.

Dividends. A portion of each Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends.  Because a Fund may earn other types of income, such as non-qualifying dividends and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%. The Funds will make available to corporate shareholders annually the percentage of Fund dividends that qualifies for the dividends-received deduction.  A portion of the Funds’ dividends derived from certain U.S. government obligations may be exempt from state and local taxation.  The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distributions. Long-term capital gains earned by the Funds on the sale of securities and distributed to shareholders of the Funds are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

Foreign Taxes.  Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities.  Because the Funds do not currently anticipate that securities of foreign issuers will constitute more than 25% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each Fund intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments and (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities.  By qualifying as a "regulated investment company" for tax purposes, a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, each Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. Each Fund intends to comply with other tax rules applicable to regulated investment companies. However, a Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values.

The OPTIX Fund has qualified as a "regulated investment company" for each of the last five fiscal years.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular tax situation.

INVESTMENT ADVISER AND SUB-ADVISERS

Illington Fund Management LLC (the “Adviser”) is the investment adviser for, and has an Investment Advisory Agreement with, each Fund. The Adviser has been registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 since December 9, 2004.  The Adviser was registered on March 24, 2003 with the Commodity Futures Trading Commission as a commodity trading adviser and commodity pool operator and is a member of the National Futures Association. The Adviser has its principal offices at 427 Bedford Road, Pleasantville, NY.

Pursuant to the Investment Advisory Agreement with the Funds, the Adviser, subject to the supervision of the Funds’ Board of Trustees and in conformity with the stated objective and policies of each Fund, manages both the investment operations of the Funds and the composition of each Fund's portfolio, including the purchase, retention, and disposition of securities.  In connection therewith, the Adviser is obligated to keep certain books and records of the Funds.  The Adviser also administers the Funds’ corporate affairs, and in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by U. S. Bank, N.A., the Funds’ custodian and Mutual Shareholder Services, the Funds’ transfer and disbursing agent.  The management services of the Adviser are not exclusive under the terms of the Investment Advisory Agreement and the Adviser is free to render management services to others.

The Adviser may use its resources to pay expenses associated with the sale of a Fund's shares. This may include payments to parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares.  However, the Funds do not pay the Adviser any separate fees for this service.

The Investment Advisory Agreements for the Funds were separately approved by a vote of a majority of the issued and outstanding shares of the Funds at a meeting held September 30, 2005.  The Investment Advisory Agreements provide for an initial term of two years and also provides that they are to remain in force thereafter only so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the issued and outstanding shares of the Funds, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) at a meeting called for the purpose of voting on such renewal.

The Investment Advisory Agreements provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Investment Advisory Agreement relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.  The Investment Advisory Agreements will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the respective Fund, by the Trustees of the Fund, or by the Adviser.

From February 1, 2003 until the date hereof, PROACTIVE Financial Services, Inc. was investment adviser to the OPTIX Fund. Prior to February 1, 2003, the Investment Adviser to the OPTIX Fund was PROACTIVE Money Management, Inc. (the Prior Manager).  The Prior Manager was Adviser to the Fund since its inception, September 30, 1996.

The Adviser earns an annual fee, payable in monthly installments from each Fund for its services. For both Funds, the Adviser receives a fee at the rate of 0.75% of the Fund's first $500 million of average net assets and 0.65% of the Fund's average net assets in excess of $500 million. For the years ended December 31, 2004 and December 31, 2003, the OPTIX Fund paid management fees of $28,007 and $19,897, respectively. For the year ended December 31, 2002, the Prior Manager earned a management fee of $46,505.

Both Funds have agreements with the Adviser under which they pay the Adviser a “Universal Services Fee” in return for payment of all administrative bills. Administrative bills include, but are not limited to: audit, transfer agency, legal, printing, postage, custody, insurance, and registration.  Under each agreement, the only bills that will remain the responsibility of the Funds will be the Management Fee (currently 0.75%), and distribution fees (currently 0.75% 12b-1 fee and 0.25% shareholder service fee for Class C share and 0.25% shareholder service fee for Class A share).  Each agreement will remain in place for a period of one year, and thereafter shall continue from year to year subject to approval at least annually by a majority of the Trustees of the Trust who are not parties to the agreement or interested persons of any such party.  The "Universal Services Fee" is equal to 0.65% of the Funds’ first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.  For the periods ended December 31, 2004 and December 31, 2003, the "Universal Services Fee" for the OPTIX Fund totaled $24,345 and $17,179 respectively.

Sub-Investment Adviser – OPTIX Fund

PROACTIVE Money Management, Inc. (the “Sub-adviser”) serves as investment sub-adviser to the OPTIX Fund pursuant to an investment sub-advisory contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund’s investment policies and restrictions.  The Sub-adviser has been registered with the SEC as an investment adviser since July 14, 1994, and manages approximately $40 million in assets.  The Sub-adviser has provided investment advisory services to the Fund since October, 2005. The Sub-adviser has its principal offices at 3401 Technology Dr., Suite 200, Lake Saint Louis, MO  63367-2599.

For its services under the sub-investment advisory agreement, the Adviser pays the Sub-adviser a fee calculated at 50% of the net advisory fee earned by the Adviser. The fee paid to the Sub-adviser by the Adviser will be paid from the Adviser’s advisory fee and is not an additional cost to the Fund .The sub-advisory agreement is effective for two years and continues in effect for successive twelve-month periods, provided that it is annually approved for continuance by the Board of Trustees.

Portfolio Manager.  Jeffrey J. Unterreiner is the OPTIX Fund’s portfolio manager and his background, business experience and other biographical information are described in the prospectus.  The Fund is the only registered investment company managed by Mr. Unterreiner and he is not compensated by the Trust for his services as portfolio manager.  Instead, he is compensated by the Fund’s Sub-adviser.  His ownership of shares of the Fund is described below under “Principal Holders of Outstanding Shares.”

Sub-Investment Adviser – JI TES Fund

Johnson Illington Advisors, LLC (the Sub-adviser or Johnson) serves as investment sub-adviser to the JI TES Fund pursuant to an investment sub-advisory contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund’s investment policies and restrictions. Johnson is organized under the laws of Delaware as a limited liability company and has been registered with the SEC as an investment adviser since January 3, 2005.  Johnson manages over $600 million of equity, fixed income and cash investments for individual and institutional clients and serves as a consultant to over $900 million in institutional assets.  Fifty-one percent of Johnson is owned by the Adviser; employees of Johnson Illington Advisors own the remainder.  The principal office of Johnson is located at 427 Bedford Road, Pleasantville, NY.

For its services under the sub-investment advisory agreement, the Adviser pays Johnson a fee calculated as 50% of the net advisory fee earned by the Adviser. The fee paid to the Sub-adviser by the Adviser will be paid from the Adviser’s advisory fee and is not an additional cost to the Fund. The sub-advisory agreement is effective for two years and continues in effect for successive twelve-month periods, provided that it is annually approved for continuance by the Board of Trustees.

Portfolio Manager.  Hugh Johnson is the JI TES Fund’s portfolio manager and his background, business experience and other biographical information are described in the prospectus. The Fund is the only registered investment company managed by Mr. Johnson and he is not compensated by the Trust for his services as portfolio manager. Instead, he is compensated by the Fund’s Sub-adviser. Since the Fund has not yet commenced operation or sold any shares, Mr. Johnson does not own any Fund shares, nor does he own any shares of the OPTIX Fund.

OFFICERS AND TRUSTEES

The Illington Funds (the “Trust”) is supervised by its Board of Trustees, an independent body that has ultimate responsibility for each Fund’s activities. The Trustees and executive officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 427 Bedford Road, Suite 230, Pleasantville, NY 10570.

The Trust is managed by its Trustees and officers. Their names, positions and principal occupations during the past five years are listed below:

"Non-Interested" Trustees

Name and Age	Position Held	Year First Elected A Trustee of Fund Complex[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Joseph J. DioGuardi, 64	Trustee	2005	Since 1989, founder and principal of Truth in Government, a nonpartisan organization seeking federal fiscal and accounting reforms. Professional Certified Public Accountant since 1965. Member of the United States House of Representatives, 1985-1989. Graduate of Fordham University, with honors.	2	None
Peter T. Endler, 47	Trustee	2005	Consultant and professional investor. President and Chief Operating Officer, Media Vault, Inc., a technology company developing and commercializing new media marketing products and web sites, 1999-2001. Vice President, Fixed Income, specializing in preferred stocks, Goldman Sachs, NatWest and Salomon Brothers, 1985-1995. Graduate of Boston University.	2	None

"Interested" Trustee

Name, Address[1] and Age	Position Held	Year First Elected a Director and/or Officer of the Trust[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Charles M. White, 47	Trustee and Chairman of the Board of Trustees	2005

Executive Vice President and Director of Investments, Illington Fund Management LLC, the investment adviser to the Trust, since 2005. Formerly Chief Investment Strategist for Merriman, Curhan, Ford & Company, an investment banking and investment advisory firm, 2003-2004. Vice Chairman and head of portfolio management and both stock and bond selection committees, Avatar Associates, a registered investment adviser, 1988-2003.  Assistant City Auditor, City of Boston, 1984-1988, where he restructured and selected managers for the City’s retirement fund.  Graduate and recipient of bachelor’s degree in finance and economics and master’s degree in public management and finance from the Boston University School of Management.

				2	None

Non-Trustee Officers

Name and Age	Position Held	Year First Elected an Officer of the Trust[2]	Principal Occupation(s) During Past Five Years
Salvatore M. Capizzi, 48	President	2005

President, Illington Capital, Inc., since 2005, Executive Vice President, Illington Fund Management LLC, since 2005. Executive Vice President/Retail Sales, New York Life Investment Management, 2003 to 2004. Executive Vice President/Managing Director, BlackRock Funds, 1995 to 2003

William Morrow, 58	Secretary	2005

Senior Vice President, Chief Compliance Officer  Illington Fund Management LLC, since September, 2005. Financial Advisor and Registered Principal, MassMutual Financial Group, 2002 to 2005. President and Chief Compliance Officer, CBTC (Continental Borders Trading Corporation) 1997 to 2002.

Angela Lavelle, 33	Treasurer	2005

Vice President of Finance, Illington Fund Management LLC, since November 2003. Accountant, Opus Advisory Group, LLC, January 2003 to November 2003. Accounts Payable management, Statewide Abstract Corporation, July 2002 to December 2002. Student, Association of Chartered Certified Accountants, July 2001 to July 2002. Office Manager, Wagner Nurses & Medical Personnel Agency, June 1994 to July 2001.

Jeffrey J. Unterreiner, 36	Vice President and Chief Compliance Officer	1996

President, PROACTIVE Financial Services, Inc. October 1994 to October 2005. President, PROACTIVE Money Management, Inc. from July 1997 to December 2002 and since July, 2005.  Chief Portfolio Manager of the OPTIX Fund since August 2002.

1 Trustees and Officers of the Trust serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Fund Complex) that are held by each Trustee as a director of a public company or a registered investment company.

Fund Shares Owned by Trustees as of December 31, 2004

None of the Trustees named above served as a Trustee at December 31, 2004 and none owned any shares of the OPTIX Fund, the only series of the Trust then in existence. Each Trustee has stated that it is his intention to become the owner of shares of the Funds of the Trust.

Compensation Table

The following table shows the compensation paid to each former Trustee during the fiscal year ended December 31, 2004:

Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total
Jeffrey J. Unterreiner	None	None	None	None
Raymond E. Doerr	$2,000	None	None	$2,000
Robert Lange	$2,000	None	None	$2,000
Arnold Tennant	$4,000	None	None	$4,000

The Trust pays each Trustee who is not an "interested person" an annual fee of $2,000, plus $500 for each meeting of the Board of Trustees attended.  Messrs. DioGuardi and Endler comprise the Audit Committee for the Trust.  Each member of the Audit Committee is paid $250 for each meeting of the Audit Committee attended.  Trustee fees (including Audit Committee meeting fees) for the OPTIX Fund totaled $8,000 for the year ended December 31, 2004 ($8,000 in 2003; $17,500 in 2002).  Audit Committee meeting fees totaled $2,800 for the year ended December 31, 2004 ($2,800 in 2003; $7,500 in 2002).  Mr. White and all the other officers serve without compensation from the Trust.

The Board maintains one standing committee: the Audit Committee.  The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting.  The Audit Committee is comprised of the following independent Trustees of the Trust: Joseph J. DioGuardi and Peter T. Endler.  During the fiscal year ended December 31, 2004, the Audit Committee met four times.

 During the past fiscal year, the Trustees considered and recommended to the shareholders a change of the investment adviser under a new investment advisory agreement. In connection with this recommendation, the Trustees received and considered information and reports relating to the nature, quality and scope of the services provided to the Fund by the Adviser.  The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of the Fund relative to its peer group of mutual funds.  In addition, the Trustees considered, among other factors:

•

the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

•

the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided the Fund;

•

the investment performance of the Fund;

•

information on the investment performance, advisory fees, and expense ratios of other investment companies not advised by the Adviser but believed to be generally comparable in their investment objectives and size to the Fund;

•

the investment approach to be used by the Adviser in the daily management of the Fund;

•

information on the Adviser's portfolio manager;

•

the continuing need of the Adviser to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

•

commissions received by the Adviser, for executing securities transactions on behalf of the Fund; and

•

other ancillary benefits received by the Adviser as a result of its provision of investment advisory and other services to the Fund.

The Trustees also considered an analysis of projected profitability to the Adviser of the Fund's contracts, and the importance of supporting quality, long-term service by the Adviser to help achieve solid investment performance.

The Funds, the Adviser and each Sub-adviser have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Funds. However, each such Code restricts personal investing practices by directors and officers of the Adviser and employees of the Adviser with access to information about the purchase or sale of Fund securities. The Code of Ethics for each Fund also restricts personal investing practices of trustees of the Fund who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Fund securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interests of people who manage the Fund.

THE DISTRIBUTOR

Illington Capital Inc. (the "Distributor") acts as the distributor of the shares of the Funds. The Distributor is a wholly owned subsidiary of Illington Fund Management LLC, the Adviser.

On May 3, 1996, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Distribution Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Distribution Plan, adopted a plan of distribution for the shares of the Fund. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of 0.75% of the average daily value of the net assets of the shares.  The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares.  Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts.

Pursuant to a plan of distribution (the "Distribution Plan") adopted by the Fund under Rule 12b-1 under the 1940 Act and an underwriting agreement (the Underwriting Agreement), the Distributor incurs the expenses of distributing the Fund's shares.

The Distribution Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance.  The Distribution Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Fund.  The Distribution Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders, and all material amendments are required to be approved by the Board of Trustees in the manner described above.  The Fund will not be contractually obligated to pay expenses incurred under the Distribution Plan if it is terminated or not continued.

Pursuant to the Distribution Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the shares of the Fund by the Distributor.  The report includes an itemization of the distribution expenses and the purposes of such expenditures.  In addition, as long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the Trustees who are not interested persons of the Fund.

The Fund has also adopted a service plan (the "Service Plan").  Under the provisions of the Service Plan, the Funds make payments to the Distributor based on an annual percentage of up to 0.25% of the average daily value of the net assets of the shares.  Some or all of the service fees are used to reimburse securities dealers (including securities dealers that may be affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts.  A portion of any initial commission paid to dealers for the sale of shares of the Funds represents payment for personal services and/or the maintenance of shareholder accounts by such dealers.  Dealers who have sold shares are eligible for further reimbursement after the first twelve months during which the shares have been held of record by such dealer as nominee for its clients (or by such clients directly).  Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of shares.  See "How to Buy Shares" in the Prospectus.

A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Funds may incur under the Distribution Plan and the Service Plan to a total of 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.  The NASD rules also limit the aggregate amount which the Funds may pay for such distribution costs to 6.25% of gross share sales of the Funds since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charge).  Such limitation does not apply to shareholder service fees.

Pursuant to the Underwriting Agreement, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act and the 1940 Act.  The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, on May 3, 1996. Its continuation was most recently so approved on February 17, 2005.

The table below states the amounts paid under the Fund distribution plan for the year ended December 31, 2004.

Distribution Plan Expenses Paid by the OPTIX Fund

Type of Expense	Amount Paid

Advertising	$0
Printing and Mailing of Prospectuses	0
Compensation to Underwriters	37,270
Compensation to Broker-Dealers	0
Compensation to Sales Personnel	0
Interest, carrying, or other financial charges	0
Total	$ 37,270

The Distributor for the OPTIX Fund received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 2004.

Net Underwriting	Compensation
Discounts and	on Redemptions	Brokerage	Other
Commissions	and Repurchases	Commissions	Compensation
$0	$513.39	$0	$0

PROXY VOTING PROCEDURES

The Board of Trustees of the Trust has approved proxy voting procedures for the Trust and each of its Funds. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds' proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The procedures are also available on the SEC's EDGAR database at the SEC's website (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. A copy will also be sent to you free of charge, at your request by writing to the Trust, c/o Mutual Shareholder Services, 8869 Brecksville Rd., Brecksville, OH  44141, or by calling: 1-888-587-3539.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds' complete portfolio holdings as of the end of each calendar month are posted on www.illington.com, ordinarily by the 10th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Funds file their Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be not more than three months). The Funds do not disseminate nonpublic information about portfolio holdings except as provided below.

The Funds allow disclosure of nonpublic portfolio holdings information to third parties only for the purposes of their providing services to the Funds. The Funds permit nonpublic portfolio holdings information to be shared with sub-advisers, pricing services, custodians, independent auditors, brokers in portfolio transactions for the Funds, any securities lending agents and other service providers to the Funds who require access to this information to fulfill their duties to the Funds, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below. No compensation or other consideration is received by the Funds, their Adviser, or any other party in connection with any such arrangements to share portfolio holdings information.

Prior to any disclosure of the Funds' nonpublic portfolio holdings information to the foregoing types of entities or persons, the Trust's Chief Compliance Officer must make a good faith determination in light of the facts then known that the Funds have a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Funds, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Funds' nonpublic portfolio holdings information will be provided to the Trustees.

ADDITIONAL INFORMATION

Transfer Agent.  Mutual Shareholder Services, 8869 Brecksville Rd., Brecksville, OH  44141 provides accounting, stock transfer, and dividend disbursing services to the Funds. Services provided to the Funds include assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents.  The Transfer Agent fees ($18,305 for the period ended December 31, 2004) for the OPTIX DYNAMIC Fund are paid by the Adviser under the “Universal Services Fee” arrangement.  These fees are reviewed annually by the Trustees of the Trust.

Custodian.  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH  45202, is custodian of the assets of the Funds. The custodian is responsible for the safekeeping of the Funds’ assets and the appointment of sub-custodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. The Funds may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Independent Registered Public Accountants.  The Trust has engaged Cohen McCurdy, Ltd., 826 Westpoint Pkwy., Suite 1250, Westlake, OH 44145 as the Trust’s independent registered public accountants for 2005.  The independent registered public accountants audit financial statements for the Funds.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the OPTIX Fund on August 31, 2005 and the percentage of the outstanding shares owned on that date, are listed below.

Name and Address Of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Helene C. Hoffman 11901 Old St. Charles Rd. Bridgeton, MO 63044	50,268.846	7.15%
Richard & Deitt Woemmel #2 Berkshire Ct. St. Charles, MO 63301	45,847.042	6.52%
Jeffrey J. Unterreiner 21 Hawk Ridge Circle Lake Saint Louis, MO 63367	42,744.512	6.08%

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

As of August 31, 2005, securities of the OPTIX Fund owned by all officers and trustees as a group represented 6.08% of the outstanding shares of the Fund.

FINANCIAL STATEMENTS

The financial statements and independent auditors’ report required to be included in this Statement of Additional Information are incorporated herein by reference

#

#

PART C

OTHER INFORMATION

Item 23.

Exhibits

(a)

Declaration of Trust, as amended on October 24, 2005 (filed herewith).

(b)

By-laws of the Trust, as amended on October 24, 2005 (filed herewith).

(c)

Not applicable.

(d)

(1) Investment Advisory Agreement, dated October 24, 2005, between Illington Funds’ OPTI-flex Fund and Illington Fund Management LLC (filed herewith).

(2) Investment Subadvisory Agreement, dated October 24, 2005, between Illington Fund Management LLC and PROACTIVE Money Management, Inc (filed herewith).

(3) Investment Advisory Agreement, dated October 24, 2005, between Illington Funds’ Johnson Illington Tactical Equities Fund and Illington Fund Management LLC (filed herewith).

(4) Investment Subadvisory Agreement, dated October 24, 2005, between Illington Fund Management LLC and Johnson Illington Advisors, LLC (filed herewith).

*(e)

Underwriting Agreement between PROACTIVE Financial Services, Inc. and Registrant, dated May 3, 1996.

(f)

Not applicable.

*(g)

Custody Agreement between Registrant and Firstar Bank, National Association dated June 5, 1996.

**(h)

(1) Accounting Services and Transfer Agent agreements with Mutual Shareholder Services dated January 30, 2003.

(2) Universal Services Fee Agreement with PROACTIVE Financial Services, Inc., dated December 31, 2002

*(i)

Opinion and Consent of Counsel.

(j)

Consent of McCurdy & Associates CPA’s, Inc., Independent Auditors (filed herewith).

(k)

Not applicable.

*(l)

Investment Representation Letter of Initial Shareholder.

*(m)

The Distribution and Service Plan for the Fund, dated May 3, 1996.

(n)

Not applicable.

(o)

Not applicable.

(p)

Code of Ethics of the Trust – filed as an exhibit to the Registrant's Post-Effective Amendment No. 6 on April 28, 2000, which exhibit is incorporated herein by reference.

*Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A on June 5, 1996, which exhibit is incorporated herein by reference.

**Filed as an exhibit to the Registrant’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A on April 30, 2005, which exhibit is incorporated herein by reference.

Item 24.

Persons Controlled by or under Common Control with Registrant.

None.

Item 25.

Indemnification

Reference is made to Section 5.3 of the Declaration of Trust filed as an exhibit to Registrant's initial Registration Statement on June 5, 1996.  As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties.  The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his or her conduct was unlawful.  Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust.  In applying these provisions, the Trust will comply with the provisions of Investment Company Act.

Item 26.

Business and Other Connections of Investment Adviser.

Not applicable.

Item 27.

Principal Underwriters.

(a)

Not applicable.

(b)

Name and Principal

Positions and Officers

Positions and Offices

Business Address

with Underwriter

with Trust

Jeffrey J. Unterreiner*

President and

Vice President and

Director

Chief Compliance Officer

Tonjua G. Donnelly*

Administrative

None

Vice President

Secretary/Treasurer,

and Director

* 3401 Technology Dr. Suite 200, Lake Saint Louis, MO  63367-2599.

(c)

Not applicable.

Item 28.

Location of Accounts and Records.

Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Illington Fund Management LLC, 427 Bedford Road, Suite 230, Pleasantville, NY  10571.  Certain custodial records are in the custody of U.S. Bank, N.A., the Fund's custodian, at 425 Walnut Street, Cincinnati, Ohio 45202.  All other records are kept in the custody of Illington Fund Management LLC, 427 Bedford Road, Suite 230, Pleasantville, NY  10571 and Mutual Shareholder Services, 8869 Brecksville Rd., Brecksville, OH  44141.

Item 29.

Management Services.

Not applicable.

Item 30.

Undertakings.

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

APPENDICES

Appendix A

Proxy Voting Policies, Procedures and Guidelines for the Trust

Appendix B

Proxy Voting Policies, Procedures and Guidelines for Proactive Money

Management, Inc., Sub-adviser to the OPTIX Fund

Appendix C

Proxy Voting Policies, Procedures and Guidelines for Johnson Illington Advisors,

LLC, Sub-adviser to the JI TES Fund

Appendix A

Proxy Voting Policies,

Procedures and Guidelines

Proxy Voting Policy

Generally

It is the policy of the Illington Funds (the "Trust") that, absent compelling reasons why a proxy should not be voted, all proxies relating to securities owned by the Trust should be voted. Where, as is the case to date, investment decisions for each series of the Trust are made by an investment subadviser, the Trustees of the Trust will consider and approve the proxy voting policies and procedures of each subadviser and delegate responsibility for proxy voting to that subadviser. The officers of the Trust (the “Officers”) will then monitor proxy voting by each subadviser, which shall be responsible for acting in accordance with the following.

Proxies are to be voted in the best interest of the Trust's shareholders. The key element underlying any evaluation of a proxy is the effect, if any, a proposal could have on the current or future value of the Trust's shares of beneficial interest.

Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Trust and any investment adviser to the Trust, or the investment adviser's affiliates, will be considered by the Officers which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Trust's commitment to vote proxies in the best interest of the Trust's shareholders, how the proxy will be handled.

Proxy Voting Guidelines

Each issue is to be evaluated on its merits based on how it impacts public shareholders, including those in the Trust. Management's views should be evaluated, but there is to be no predisposition for or against management's requests.

Recordkeeping Procedures

Each investment adviser involved will be responsible to retain records relating to the voting of proxies, including:

A copy of policies, procedures or guidelines relating to the voting of proxies.

A copy of each proxy statement that the Trust or the investment adviser receives regarding client securities. The Trust or the investment adviser may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that there has been obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

A record of each vote cast by the Trust. The Trust may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Trust has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

A copy of any document created by the Trust that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

A copy of each written shareholder request for information on how the Trust voted proxies, and a copy of any written response by the Trust to any shareholder request for information.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Trust.

Appendix B

PROACTIVE MONEY MANAGEMENT, INC.

Proxy Voting Policies and Procedures

PROACTIVE Money Management, Inc. (“PMM”) votes proxies for each client that has specifically authorized PMM to vote them in the investment management agreement or otherwise.  As a fiduciary, PMM is obligated to vote proxies in the best interests of its clients.  PMM has developed a structure to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of PMM’s Proxy Voting Policies and Procedures.  Not all clients delegate proxy-voting authority to PMM, however, and PMM will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law.

PMM manages assets for a variety of clients.  Absent specific guidelines, PMM’s policy is to vote proxies on a given issue the same for all of its clients.  This policy is based on the view that, in its role as investment adviser, PMM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

PMM has adopted these Proxy Voting Policies and Procedures to ensure that it satisfies its fiduciary obligation.  PMM intends that these Proxy Voting Policies and Procedures also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940.
General Statement of Policy

In voting proxies, PMM is guided by general fiduciary principles.  PMM takes seriously its legal and fiduciary obligations concerning the voting of proxies and has adopted and implemented policies and procedures to ensure that it votes proxies in a manner consistent with the best interests of its clients.  In this regard, PMM’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons.  PMM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.  In making this determination, PMM may utilize an independent proxy voting specialist or other external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve PMM of its responsibility for the proxy vote.  PMM also considers any voting guidelines issued by its clients, so long as these guidelines are consistent with PMM’s duties under applicable law, including ERISA.

Proxy Voting Guidelines

Shareholders receive proxies involving many different proposals.  Many proposals are routine in nature, such as an uncontested election of Directors or a change in a company’s name.  Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues.  Following are the proxy voting guidelines (“Proxy Voting Guidelines”) for a significant proportion of the proxy proposals on which PMM regularly votes.  Of course, other proposals may be presented from time to time.  Those proposals will be reviewed by PMM from time to time to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt a specific Proxy Voting Guideline.

Routine Matters

PMM generally votes routine items as recommended by the issuer’s management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them.  PMM considers routine items to be those that do not change the structure, bylaws, or operations of an issuer in any way that is material to shareholder value.  Routine items generally include:

o

Uncontested election or re-election of Directors;

o

Appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

o

Issues relating to the timing or conduct of annual meetings;

o

Directors’ liability and indemnification;

o

By-law or charter changes that are of a housekeeping nature (e.g., updates and corrections); and

o

Name changes.

Financial or Corporate Governance Questions

Many proposals address issues related to corporate governance and shareholder rights.  These items often relate to the Board of Directors (“Board”) and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

Board of Directors and Its Committees

PMM votes in favor of provisions that it believes will increase the effectiveness of an issuer’s Board.  PMM believes that in many instances, the Board and the issuer’s management are in the best position to make the determination how to best increase the Board’s effectiveness.  PMM does not believe that establishing burdensome requirements regarding a Board will achieve this objective.

PMM generally votes FOR the following proposals relating to an issuer’s Board and its committees:

o

Proposals seeking to establish an independent nominating committee, audit committee or compensation committee of a Board;

o

Proposals that would require a majority of Directors be independent;

o

Proposals that would require the Board’s committees be comprised solely of independent Directors or consist of a majority of independent Directors;

o

Proposals to limit Directors’ liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a pending or threatened litigation;

o

Proposals to restore shareholder ability to remove Directors with or without cause;

o

Proposals that permit shareholders to elect directors to fill Board vacancies; and

o

Proposals seeking to de-classify a Board.

PMM generally votes AGAINST the following proposals relating to an issuer’s Board and its committees:

o

Proposals calling for the establishment of shareholder advisory committees or, absent a demonstrable need, the establishment of other committees;

o

Proposals seeking union or special-interest representation on the Board;

o

Proposals seeking to establish term limits or age limits for independent Directors;

o

Proposals seeking to establish Director stock-ownership requirements;

o

Proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat;

o

Proposals that provide that Directors may be removed only for cause;

o

Proposals that provide that only continuing Directors may elect replacements to fill Board vacancies; and

o

Proposals seeking to classify a Board

PMM votes on a CASE-BY-CASE basis the following proposals relating to an issuer’s Board and its committees:

o

Contested elections of Directors;

o

Proposals that seek to establish or amend Director qualifications;

o

Proposals that would require the positions of chairman and CEO to be held by different persons; and

o

Proposals relating to cumulative voting.

Anti-takeover Measures

PMM believes that anti-takeover proposals could entrench management and adversely affect shareholder rights and the value of an issuer’s shares.

Consequently, PMM generally votes FOR:

o

Proposals seeking to require all poison pill plans be submitted to shareholder vote;

o

Proposals seeking to rescind fair price provisions;

o

Proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict an issuer’s ability to make greenmail payments;

o

Proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments and mergers and other significant business combinations; and

o

Proposals to require approval of blank check preferred stock issues.

PMM generally votes AGAINST:

o

Proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

o

Proposals seeking to adopt fair price provisions;

o

Dual class exchange offers and dual class re-capitalizations;

o

Proposals to require supermajority shareholder vote to approve charter and bylaw amendments and mergers and other significant business combinations; and

o

Proposals seeking authorization to issue “blank check” preferred stock.

PMM generally votes on a CASE-BY-CASE basis:

o

Proposals to redeem an issuer’s poison pill plan;

o

Proposals to ratify a poison pill plan; and

o

Proposals seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

Shareholder Meetings

PMM generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation.

PMM generally votes FOR the following proposals relating to an issuer’s shareholder meetings:

o

Proposals that remove restrictions on the right of shareholders to act independently of management;

o

Proposals to allow or make easier shareholder action by written consent; and

o

Proposals that provide for confidential voting.

PMM generally votes AGAINST the following proposals relating to an issuer’s shareholder meetings:

o

Proposals to adjourn meetings;

o

Proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

o

Proposals to eliminate or restrict right of shareholders to act by written consent; and

o

Proposals to adopt supermajority vote requirements, or increase vote requirements.

PMM generally votes on a CASE-BY-CASE basis the following proposals relating to an issuer’s shareholder meetings:

o

Changes to quorum requirements;

o

Proposals to provide full reimbursement for dissidents waging a proxy contest; and

o

Advance notice proposals.

Changes to Capital Structure

PMM receives many proxies that include proposals relating to an issuer’s capital structure.  These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the generally economic and market conditions existing at the time of the proposal.  The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions.  PMM generally believes that these decisions are best left to management, absent apparent reasons why they should not be.

PMM generally votes FOR the following proposals relating to an issuer’s capital structure:

o

Proposals to increase or decrease authorized common or preferred stock (unless doing so is intended to serve as an anti-takeover measure);

o

Proposals to approve stock splits and reverse stock splits;

o

Proposals to adopt or amend dividend reinvestment plans;

o

Proposals to reduce the par value of common stock;

o

Proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms;

PMM generally votes AGAINST the following proposals relating to an issuer’s capital structure:

o

Changes in capital structure designed to be used in poison pill plans;

o

Proposals to create, authorize or increase the number of blank check preferred stock shares with unspecified voting, conversion, dividend distribution and other rights;

PMM generally votes on a CASE-BY-CASE basis the following proposals relating to an issuer’s capital structure:

o

Matters affecting shareholder rights, such as amending votes-per-share;

o

Proposals to issue a new class of common or preferred shares;

o

Proposals seeking to establish preemptive rights or seeking authorization to issue shares with preemptive rights;

o

Proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

Stock Option Plans and Other Executive Compensation Issues

PMM supports efforts by issuers to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders.  PMM favors programs intended to reward management and employees for positive, long-term performance.  However, PMM will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive.

PMM generally votes FOR the following proposals relating to compensation and incentive programs:

o

Proposals to expense stock options on financial statements;

o

Proposals to have golden parachutes submitted for shareholder ratification;

o

Proposals to implement a 401(k) savings plan for employees;

o

Proposals to implement deferred compensation plans.

PMM generally votes AGAINST the following proposals relating to compensation and incentive programs:

o

Restricted stock plans that do not involve any performance criteria; and

o

Proposals to limit or otherwise dictate the amount or form of executive compensation or to require executive compensation to be submitted for shareholder approval.

PMM generally votes on a CASE-BY-CASE basis the following proposals relating to compensation and incentive programs:

o

Stock option plans;

o

Proposals to eliminate or restrict severance agreements, and for proposals to submit severance agreements to shareholders for approval;

o

Proposals seeking to index stock options;

o

Proposals seeking additional disclosure regarding executive and Director pay information;

o

Proposals to ratify or cancel golden parachutes;

o

Proposals to re-price options

o

Stock appreciation rights plans;

o

Proposals to approve executive loans to exercise options; and

o

All other proposals regarding executive and Director pay.

Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations.  Each of these transactions is unique.  Therefore, PMM’s policy is to vote on each of these transactions on a case-by-case basis.

Social Conscience/Moral Issues

PMM’s policy is to vote proxies in the manner which is in the best financial interests of its clients.  Accordingly, PMM generally votes against proxies requiring management action on a moral or social issue, unless such issue has escalated to the point where the company may be adversely affected by protests, boycotts, governmental actions, or other serious economic consequences if no action is taken.

Voting Non-U.S. Securities

On occasion, PMM may invest in non-U.S. securities on behalf of its clients.  Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world.  In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved.  In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted.  In these instances, PMM may decide that it is in the best interest of its clients not to vote the proxies.

Client Guidelines

Some PMM clients may have their own set of proxy voting guidelines, which may conflict with the Proxy Voting Guidelines discussed above or the voting guidelines of another client.  If such a situation arises, it is the policy of PMM to comply with client guidelines by voting the proxies attributable to that client on a proportionate basis (based on the number of shares held by the client).

Proxy Voting Procedures

PMM’s proxy voting process is administered by its Compliance Officer.  The portfolio manager for each client collects proxy statements and reviews and votes each proxy proposal in light of the Proxy Voting Guidelines set forth above.

If the Proxy Voting Guidelines specify that a specific proxy proposal should generally be voted For or Against, the portfolio manager will, unless the portfolio manager disagrees with the Proxy Voting Guideline, vote the proxy in accordance with the Proxy Voting Guidelines.  If the portfolio manager disagrees with the Proxy Voting Guideline, the portfolio manager shall contact PMM’s Compliance Officer to determine whether a material Conflict of Interest exists.  If no material Conflict of Interest exists, the portfolio manager shall vote the proxy in accordance with the General Statement of Policy set forth in Section I.  If a material Conflict of Interest exists, the portfolio manager shall evaluate and vote the proxy in accordance with the Conflict of Interest procedures described below.

If the Proxy Voting Guidelines either (i) do not address a specific proxy proposal; or (ii) specify that the proxy proposal must be evaluated and voted on a Case-by-Case basis, the portfolio manager must contact PMM’s Compliance Officer to determine whether a material Conflict of Interest exists.  If no material Conflict of Interest exists, the portfolio manager shall vote the proxy in accordance with the General Statement of Policy set forth in Section I.  If a material Conflict of Interest exists, the portfolio manager shall evaluate and vote the proxy in accordance with the Conflict of Interest procedures described below.

Conflicts of Interest

Overview

PMM’s proxy voting policies and procedures are designed to ensure that proxies are properly voted and fiduciary obligations are fulfilled.  It is essential, therefore, that material conflicts of interest (“Conflicts of Interest”) be avoided.

General Policy and Consequences of Violations

All proxies must be voted in the best interest of each PMM client, without any consideration of the interests of (i) any other PMM client (unrelated to the economic affect of the proposal being voted on share price); or (ii) or any PMM officers or employees.

The portfolio manager is responsible for voting its client proxies in accordance with this Policy.  No officer or employee of PMM may influence or attempt to influence the vote on any proposal.  Doing so will be a violation of these Proxy Voting Policies and Procedures. Violations could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment.  Any such conduct may also violate state and Federal securities and other laws, as well as PMM’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

Monitoring for Conflicts and Voting When a Material Conflict Exists

 If the portfolio manager or employee believes he or she has a conflicting interest on any proposal, he or she should notify PMM’s Compliance Officer immediately to determine whether a material Conflict of Interest exists. If PMM’s Compliance Officer determines that a material Conflict of Interest exists, the portfolio manager must handle the proxy proposal in accordance with the following Conflict of Interest procedures:

Where Proxy Voting Guideline Is FOR or AGAINST

Most proposals on which PMM votes will have a Proxy Voting Guideline to vote FOR or AGAINST the particular proposal.  Generally, unless the portfolio manager disagrees with the Proxy Voting Guideline for a specific proposal, the portfolio manager will vote according to the Proxy Voting Guideline.  If a portfolio manager disagrees with the Proxy Voting Guideline for that proposal, the portfolio manager must contact PMM’s Compliance Officer to determine whether a material Conflict of Interest exists.  Whether a Conflict of Interest is “material” will depend on the facts and circumstances involved.    If the Compliance Officer determines that there is no material Conflict of Interest, the portfolio manager will vote the proxy in accordance with the General Statement of Policy set forth in Section I.  If the Compliance Officer determines that a material Conflict of Interest exists, then the proposal will be voted according to the applicable Proxy Voting Guideline.

Where Proxy Voting Guideline Is CASE-BY-CASE Or Where No Proxy Voting Guideline Exists

In situations where the Proxy Voting Guideline is to vote CASE-BY-CASE or where no Proxy Voting Guideline is applicable to a proposal, the portfolio manager is required to notify PMM’s Compliance Officer to determine whether a material Conflict of Interest exists.  If the Compliance Officer determines that there is no material Conflict of Interest, the portfolio manager will vote the proxy in accordance with the General Statement of Policy set forth in Section I.  If the Compliance Officer determines that a material Conflict of Interest exists, PMM may resolve the Conflict of Interest using one of the following methods:

o

Disclose the conflict to clients and obtain their consent to vote the proxy.

o

Contact the client and follow the client’s instruction with respect to the voting of that proxy.

o

Vote the proxy according to the recommendation of an independent proxy voting specialist.

Recordkeeping

PMM shall maintain the following records relating to proxy voting:

o

A copy of these policies and procedures;

o

A copy of each proxy form  (as voted);

o

A copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

o

Documentation relating to the identification and resolution of Conflicts of Interest;

o

Any documents created by PMM that were material to a proxy voting decision or that memorialized the basis for that decision; and

o

A copy of each written client request for information on how PMM voted proxies on behalf of the client, and a copy of any written response by PMM or a portfolio manager to any (written or oral) client request for information on how PMM voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of PMM.

In lieu of keeping copies of proxy statements, PMM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

PMM’s Compliance Officer will review the proxy voting process, record retention and related matters on a periodic basis.

PMM clients may obtain copies of these Proxy Voting Policies and Procedures and information regarding how PMM voted each proxy by submitting a written request to PMM.

Appendix C

Johnson Illington Advisors LLC

Proxy Voting Policies and Procedures

Johnson Illington Advisors LLC (“JIA”) votes proxies for each client that has specifically authorized JIA to vote them in the investment management agreement or otherwise.  As a fiduciary, JIA is obligated to vote proxies in the best interests of its clients.  JIA has developed a structure to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of JIA’s Proxy Voting Policies and Procedures.  Not all clients delegate proxy-voting authority to JIA, however, and JIA will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law.

JIA manages assets for a variety of clients.  Absent specific guidelines, JIA’s policy is to vote proxies on a given issue the same for all of its clients.  This policy is based on the view that, in its role as investment adviser, JIA must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

JIA has adopted these Proxy Voting Policies and Procedures to ensure that it satisfies its fiduciary obligation.  JIA intends that these Proxy Voting Policies and Procedures also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940.

General Statement of Policy

In voting proxies, JIA is guided by general fiduciary principles.  JIA takes seriously its legal and fiduciary obligations concerning the voting of proxies and has adopted and implemented policies and procedures to ensure that it votes proxies in a manner consistent with the best interests of its clients.  In this regard, JIA’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages, and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons.  JIA attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.  In making this determination, JIA may utilize an independent proxy voting specialist or other external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve JIA of its responsibility for the proxy vote.  JIA also considers any voting guidelines issued by its clients, so long as these guidelines are consistent with JIA’s duties under applicable law, including ERISA.

Proxy Voting Guidelines

Shareholders receive proxies involving many different proposals.  Many proposals are routine in nature, such as an uncontested election of Directors or a change in a company’s name.  Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues.  Following are the proxy voting guidelines (“Proxy Voting Guidelines”) for a significant proportion of the proxy proposals on which JIA regularly votes.  Of course, other proposals may be presented from time to time.  Those proposals will be reviewed by JIA from time to time to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt a specific Proxy Voting Guideline.

Routine Matters

JIA generally votes routine items as recommended by the issuer’s management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them.  JIA considers routine items to be those that do not change the structure, bylaws, or operations of an issuer in any way that is material to shareholder value.  Routine items generally include:

o

Uncontested election or re-election of Directors;

o

Appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

o

Issues relating to the timing or conduct of annual meetings;

o

Directors’ liability and indemnification;

o

By-law or charter changes that are of a housekeeping nature (e.g., updates and corrections); and

o

Name changes.

Financial or Corporate Governance Questions

Many proposals address issues related to corporate governance and shareholder rights.  These items often relate to the Board of Directors (“Board”) and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

Board of Directors and Its Committees

JIA votes in favor of provisions that it believes will increase the effectiveness of an issuer’s Board.  JIA believes that in many instances, the Board and the issuer’s management are in the best position to make the determination how to best increase the Board’s effectiveness.  JIA does not believe that establishing burdensome requirements regarding a Board will achieve this objective.

JIA generally votes FOR the following proposals relating to an issuer’s Board and its committees:

o

Proposals seeking to establish an independent nominating committee, audit committee or compensation committee of a Board;

o

Proposals that would require a majority of Directors be independent;

o

Proposals that would require the Board’s committees be comprised solely of independent Directors or consist of a majority of independent Directors;

o

Proposals to limit Directors’ liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a pending or threatened litigation;

o

Proposals to restore shareholder ability to remove Directors with or without cause;

o

Proposals that permit shareholders to elect directors to fill Board vacancies; and

o

Proposals seeking to de-classify a Board.

JIA generally votes AGAINST the following proposals relating to an issuer’s Board and its committees:

o

Proposals calling for the establishment of shareholder advisory committees or, absent a demonstrable need, the establishment of other committees;

o

Proposals seeking union or special-interest representation on the Board;

o

Proposals seeking to establish term limits or age limits for independent Directors;

o

Proposals seeking to establish Director stock-ownership requirements;

o

Proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat;

o

Proposals that provide that Directors may be removed only for cause;

o

Proposals that provide that only continuing Directors may elect replacements to fill Board vacancies; and

o

Proposals seeking to classify a Board

JIA votes on a CASE-BY-CASE basis the following proposals relating to an issuer’s Board and its committees:

o

Contested elections of Directors;

o

Proposals that seek to establish or amend Director qualifications;

o

Proposals that would require the positions of chairman and CEO to be held by different persons; and

o

Proposals relating to cumulative voting.

Anti-takeover Measures

JIA believes that anti-takeover proposals could entrench management and adversely affect shareholder rights and the value of an issuer’s shares.

Consequently, JIA generally votes FOR:

o

Proposals seeking to require all poison pill plans be submitted to shareholder vote;

o

Proposals seeking to rescind fair price provisions;

o

Proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict an issuer’s ability to make greenmail payments;

o

Proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments and mergers and other significant business combinations; and

o

Proposals to require approval of blank check preferred stock issues.

JIA generally votes AGAINST:

o

Proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

o

Proposals seeking to adopt fair price provisions;

o

Dual class exchange offers and dual class re-capitalizations;

o

Proposals to require supermajority shareholder vote to approve charter and bylaw amendments and mergers and other significant business combinations; and

o

Proposals seeking authorization to issue “blank check” preferred stock.

JIA generally votes on a CASE-BY-CASE basis:

o

Proposals to redeem an issuer’s poison pill plan;

o

Proposals to ratify a poison pill plan; and

o

Proposals seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

Shareholder Meetings

JIA generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation.

JIA generally votes FOR the following proposals relating to an issuer’s shareholder meetings:

o

Proposals that remove restrictions on the right of shareholders to act independently of management;

o

Proposals to allow or make easier shareholder action by written consent; and

o

Proposals that provide for confidential voting.

JIA generally votes AGAINST the following proposals relating to an issuer’s shareholder meetings:

o

Proposals to adjourn meetings;

o

Proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

o

Proposals to eliminate or restrict right of shareholders to act by written consent; and

o

Proposals to adopt supermajority vote requirements, or increase vote requirements.

JIA generally votes on a CASE-BY-CASE basis the following proposals relating to an issuer’s shareholder meetings:

o

Changes to quorum requirements;

o

Proposals to provide full reimbursement for dissidents waging a proxy contest; and

o

Advance notice proposals.

Changes to Capital Structure

JIA receives many proxies that include proposals relating to an issuer’s capital structure.  These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the generally economic and market conditions existing at the time of the proposal.  The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions.  JIA generally believes that these decisions are best left to management, absent apparent reasons why they should not be.

JIA generally votes FOR the following proposals relating to an issuer’s capital structure:

o

Proposals to increase or decrease authorized common or preferred stock (unless doing so is intended to serve as an anti-takeover measure);

o

Proposals to approve stock splits and reverse stock splits;

o

Proposals to adopt or amend dividend reinvestment plans;

o

Proposals to reduce the par value of common stock;

o

Proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms;

JIA generally votes AGAINST the following proposals relating to an issuer’s capital structure:

o

Changes in capital structure designed to be used in poison pill plans;

o

Proposals to create, authorize or increase the number of blank check preferred stock shares with unspecified voting, conversion, dividend distribution and other rights;

JIA generally votes on a CASE-BY-CASE basis the following proposals relating to an issuer’s capital structure:

o

Matters affecting shareholder rights, such as amending votes-per-share;

o

Proposals to issue a new class of common or preferred shares;

o

Proposals seeking to establish preemptive rights or seeking authorization to issue shares with preemptive rights;

o

Proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

Stock Option Plans and Other Executive Compensation Issues

JIA supports efforts by issuers to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders.  JIA favors programs intended to reward management and employees for positive, long-term performance.  However, JIA will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive.

JIA generally votes FOR the following proposals relating to compensation and incentive programs:

o

Proposals to expense stock options on financial statements;

o

Proposals to have golden parachutes submitted for shareholder ratification;

o

Proposals to implement a 401(k) savings plan for employees;

o

Proposals to implement deferred compensation plans.

JIA generally votes AGAINST the following proposals relating to compensation and incentive programs:

o

Restricted stock plans that do not involve any performance criteria; and

o

Proposals to limit or otherwise dictate the amount or form of executive compensation or to require executive compensation to be submitted for shareholder approval.

JIA generally votes on a CASE-BY-CASE basis the following proposals relating to compensation and incentive programs:

o

Stock option plans;

o

Proposals to eliminate or restrict severance agreements, and for proposals to submit severance agreements to shareholders for approval;

o

Proposals seeking to index stock options;

o

Proposals seeking additional disclosure regarding executive and Director pay information;

o

Proposals to ratify or cancel golden parachutes;

o

Proposals to re-price options

o

Stock appreciation rights plans;

o

Proposals to approve executive loans to exercise options; and

o

All other proposals regarding executive and Director pay.

Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations.  Each of these transactions is unique.  Therefore, JIA’s policy is to vote on each of these transactions on a case-by-case basis.

Social Conscience/Moral Issues

JIA’s policy is to vote proxies in the manner which is in the best financial interests of its clients.  Accordingly, JIA generally votes against proxies requiring management action on a moral or social issue, unless such issue has escalated to the point where the company may be adversely affected by protests, boycotts, governmental actions, or other serious economic consequences if no action is taken.

Voting Non-U.S. Securities

On occasion, JIA may invest in non-U.S. securities on behalf of its clients.  Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world.  In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved.  In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted.  In these instances, JIA may decide that it is in the best interest of its clients not to vote the proxies.

Client Guidelines

Some JIA clients may have their own set of proxy voting guidelines, which may conflict with the Proxy Voting Guidelines discussed above or the voting guidelines of another client.  If such a situation arises, it is the policy of JIA to comply with client guidelines by voting the proxies attributable to that client on a proportionate basis (based on the number of shares held by the client).

Proxy Voting Procedures

JIA’s proxy voting process is administered by the JIA’s Compliance Officer.  The portfolio analyst collects proxy statements and reviews and votes each proxy proposal in light of the Proxy Voting Guidelines set forth above.

If the Proxy Voting Guidelines specify that a specific proxy proposal should generally be voted For or Against, the portfolio analyst will, unless the portfolio analyst disagrees with the Proxy Voting Guideline, vote the proxy in accordance with the Proxy Voting Guidelines.  If the portfolio analyst disagrees with the Proxy Voting Guideline, the portfolio analyst shall contact JIA’s Compliance Officer to determine whether a material Conflict of Interest exists.  If no material Conflict of Interest exists, the portfolio analyst shall vote the proxy in accordance with the General Statement of Policy set forth in Section I.  If a material Conflict of Interest exists, the portfolio analyst shall evaluate and vote the proxy in accordance with the Conflict of Interest procedures described below.

If the Proxy Voting Guidelines either (i) do not address a specific proxy proposal; or (ii) specify that the proxy proposal must be evaluated and voted on a Case-by-Case basis, the portfolio analyst must contact JIA’s Compliance Officer to determine whether a material Conflict of Interest exists.  If no material Conflict of Interest exists, the portfolio analyst shall vote the proxy in accordance with the General Statement of Policy set forth in Section I.  If a material Conflict of Interest exists, the portfolio analyst shall evaluate and vote the proxy in accordance with the Conflict of Interest procedures described below.

Conflicts of Interest

Overview

JIA’s proxy voting policies and procedures are designed to ensure that proxies are properly voted and fiduciary obligations are fulfilled.  It is essential, therefore, that material conflicts of interest (“Conflicts of Interest”) be avoided.

General Policy and Consequences of Violations

All proxies must be voted in the best interest of each JIA client, without any consideration of the interests of (i) any other JIA client (unrelated to the economic affect of the proposal being voted on share price); or (ii) or any JIA officers or employees.

The portfolio analyst is responsible for voting its client proxies in accordance with this Policy.  No officer or employee of JIA may influence or attempt to influence the vote on any proposal.  Doing so will be a violation of these Proxy Voting Policies and Procedures. Violations could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment.  Any such conduct may also violate state and Federal securities and other laws, as well as JIA’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

Monitoring for Conflicts and Voting When a Material Conflict Exists

 If the portfolio analyst or employee believes he or she has a conflicting interest on any proposal, he or she should notify JIA’s Compliance Officer immediately to determine whether a material Conflict of Interest exists. If JIA’s Compliance Officer determines that a material Conflict of Interest exists, the portfolio analyst must handle the proxy proposal in accordance with the following Conflict of Interest procedures:

Where Proxy Voting Guideline Is FOR or AGAINST

Most proposals on which JIA votes will have a Proxy Voting Guideline to vote FOR or AGAINST the particular proposal.  Generally, unless the portfolio analyst disagrees with the Proxy Voting Guideline for a specific proposal, the portfolio analyst will vote according to the Proxy Voting Guideline.  If a portfolio analyst disagrees with the Proxy Voting Guideline for that proposal, the portfolio analyst must contact JIA’s Compliance Officer to determine whether a material Conflict of Interest exists.  Whether a Conflict of Interest is “material” will depend on the facts and circumstances involved.    If the Compliance Officer determines that there is no material Conflict of Interest, the portfolio analyst will vote the proxy in accordance with the General Statement of Policy set forth in Section I.  If the Compliance Officer determines that a material Conflict of Interest exists, then the proposal will be voted according to the applicable Proxy Voting Guideline.

Where Proxy Voting Guideline Is CASE-BY-CASE Or Where No Proxy Voting Guideline Exists

In situations where the Proxy Voting Guideline is to vote CASE-BY-CASE or where no Proxy Voting Guideline is applicable to a proposal, the portfolio analyst is required to notify JIA’s Compliance Officer to determine whether a material Conflict of Interest exists.  If the Compliance Officer determines that there is no material Conflict of Interest, the portfolio analyst will vote the proxy in accordance with the General Statement of Policy set forth in Section I.  If the Compliance Officer determines that a material Conflict of Interest exists, JIA may resolve the Conflict of Interest using one of the following methods:

o

Disclose the conflict to clients and obtain their consent to vote the proxy.

o

Contact the client and follow the client’s instruction with respect to the voting of that proxy.

o

Vote the proxy according to the recommendation of an independent proxy voting specialist.

Recordkeeping

JIA shall maintain the following records relating to proxy voting:

o

A copy of these policies and procedures;

o

A copy of each proxy form  (as voted);

o

A copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

o

Documentation relating to the identification and resolution of Conflicts of Interest;

o

Any documents created by JIA that were material to a proxy voting decision or that memorialized the basis for that decision; and

o

A copy of each written client request for information on how JIA voted proxies on behalf of the client, and a copy of any written response by JIA or a portfolio analyst to any (written or oral) client request for information on how JIA voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of JIA.

In lieu of keeping copies of proxy statements, JIA may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

JIA’s Compliance Officer will review the proxy voting process, record retention and related matters on a periodic basis.

JIA clients may obtain copies of these Proxy Voting Policies and Procedures and information regarding how JIA voted each proxy by submitting a written request to JIA.

SIGNATURES

Pursuant to the requirements of the 1933 Act and the 1940 Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the 1933 Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 14th day of November, 2005.

ILLINGTON FUNDS

By:

/s/ Jeffrey J. Unterreiner

Jeffrey J. Unterreiner

Vice President and Chief Compliance Officer

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on November 14, 2005.

Signature

Title

/s/ Salvatore M. Capizzi

President,

/s/ Angela Lavelle

Treasurer, Chief Financial and Accounting Officer

/s/ Joseph J. DioGuardi*

Trustee

/s/ Peter T. Endler*

Trustee

/s/ Charles M. White*

Trustee

*By:

/s/ Jeffrey J. Unterreiner

Executed by Jeffrey J. Unterreiner on behalf

of those indicated pursuant to Powers of Attorney